Exhibit 99.1

Apple Hospitality REIT Reports Results of Operations for Fourth Quarter and Full Year 2022

RICHMOND, Va. (February 21, 2023) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the Fourth Quarter and Full Year ended December 31, 2022.

Apple Hospitality REIT, Inc.

Selected Statistical and Financial Data

As of and For the Three Months and Year Ended December 31

(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	% Change	2022	2021	% Change

Net income	$2,312	$13,221	(82.5%)	$144,805	$18,828	669.1%
Net income per share	$0.01	$0.06	(83.3%)	$0.63	$0.08	687.5%

Operating income	$17,488	$28,020	(37.6%)	$206,478	$87,044	137.2%
Operating margin %	5.8%	11.2%	(540 bps)	16.7%	9.3%	740 bps

Adjusted EBITDAre	$89,714	$73,386	22.2%	$413,115	$279,235	47.9%
Comparable Hotels Adjusted Hotel EBITDA	$102,441	$86,737	18.1%	$460,588	$324,691	41.9%
Comparable Hotels Adjusted Hotel EBITDA Margin %	34.1%	33.9%	20 bps	36.8%	34.5%	230 bps
Modified funds from operations (MFFO)	$74,534	$58,584	27.2%	$351,424	$211,001	66.6%
MFFO per share	$0.33	$0.26	26.9%	$1.53	$0.93	64.5%

Average Daily Rate (ADR) (Actual)	$147.30	$131.04	12.4%	$149.36	$123.78	20.7%
Occupancy (Actual)	69.7%	67.5%	3.3%	72.6%	66.3%	9.5%
Revenue Per Available Room (RevPAR) (Actual)	$102.71	$88.43	16.1%	$108.45	$82.03	32.2%

Comparable Hotels ADR	$147.45	$131.39	12.2%	$149.56	$125.52	19.2%
Comparable Hotels Occupancy	69.8%	67.3%	3.7%	72.6%	66.1%	9.8%
Comparable Hotels RevPAR	$102.87	$88.48	16.3%	$108.60	$82.99	30.9%

Distributions paid	$52,675	$2,287	n/a	$139,467	$6,797	n/a
Distributions paid per share	$0.23	$0.01	n/a	$0.61	$0.03	n/a

Cash and cash equivalents	$4,077
Total debt outstanding	$1,374,215
Total debt outstanding, net of cash and cash equivalents	$1,370,138
Total debt outstanding, net of cash and cash equivalents, to total capitalization (2)	27.5%

(1)
Explanations of and reconciliations to net income determined in accordance with generally accepted accounting principles (“GAAP”) of non-GAAP financial measures, Adjusted EBITDAre, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included below.
(2)
Total debt outstanding, net of cash and cash equivalents ("net total debt outstanding"), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.78 on December 31, 2022.

Comparable Hotels is defined as the 220 hotels owned by the Company as of December 31, 2022. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

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Justin Knight, Chief Executive Officer of Apple Hospitality, commented, “Strong business and leisure demand during the fourth quarter 2022 enabled us to achieve RevPAR growth of approximately 7% as compared to the fourth quarter 2019. Consistent with earlier quarters, RevPAR growth was driven by meaningful improvement in rate. ADR for the fourth quarter 2022 was $147, approximately 12% ahead of fourth quarter 2019 ADR. We continue to work with the management teams at our hotels to maximize profitability while maintaining strong guest satisfaction necessary for sustained rate improvement. Bottom-line performance for the fourth quarter 2022 surpassed fourth quarter 2019 levels, and we believe there is additional upside for our business as corporate demand continues to improve, leisure travel remains strong and additional markets fully recover."

Mr. Knight continued, “We are incredibly proud of our accomplishments this past year. During 2022, we bolstered the strength and flexibility of our balance sheet, we invested in staff and training, we reinstated monthly distributions, we reinvested in our hotels, and we further optimized our portfolio through the strategic acquisition of two high-quality hotels and the disposition of one non-core asset. While we remain mindful of potential macroeconomic headwinds, given the broad consumer appeal, geographic diversification and quality of our hotels, the strength and financial flexibility of our balance sheet, and the depth and experience of our team, we are confident we are well positioned for continued outperformance."

Hotel Portfolio Overview

As of December 31, 2022, Apple Hospitality owned 220 hotels with an aggregate of 28,983 guest rooms located in 87 markets throughout 37 states.

Highlights

•
Strong operating performance: For the fourth quarter and full year 2022, as compared to the fourth quarter and full year 2019, the Company's portfolio achieved an improvement in RevPAR of approximately 7% and 3%, respectively, with ADR growth of approximately 12% and 9%, respectively. Occupancy was down approximately 4% and 6% for the fourth quarter and full year 2022 as compared to the same periods of 2019, respectively. Occupancy and RevPAR for the Company’s portfolio for the fourth quarter 2022 and Occupancy, ADR and RevPAR for the Company's portfolio for the full year 2022 exceeded industry averages for the respective periods as reported by STR. Based on preliminary results for the Company's portfolio for the month of January 2023, occupancy was approximately 64%, up 13% as compared to January 2022, driven in part by the impact of the Omicron variant in 2022, and down 4% as compared to January 2019, with ADR growth of approximately 10% compared to January 2022 and 7% compared to January 2019.
•
Strong bottom-line performance: The Company achieved Comparable Hotels Adjusted Hotel EBITDA of approximately $102 million for the fourth quarter 2022 and $461 million for the full year 2022, improvements of approximately 18% and 42% as compared to the fourth quarter and full year 2021, respectively, and improvements of approximately 7% and 0.5% as compared to the fourth quarter and full year 2019, respectively. The Company achieved Comparable Hotels Adjusted Hotel EBITDA Margin of approximately 34% for the fourth quarter 2022 and 37% for the full year 2022, improvements of 20 bps and 230 bps as compared to the fourth quarter and the full year 2021, respectively, and declines of only 10 bps and 80 bps as compared to the fourth quarter and full year 2019, respectively. Actual Adjusted Hotel EBITDA Margin was 34% for the fourth quarter 2022 and 37% for the full year 2022, improvements of 30 bps and 250 bps as compared to the fourth quarter and full year 2021, respectively, and improvements of 70 bps and 10 bps as compared to the fourth quarter and full year 2019, respectively.

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•
Transactional activity: During the fourth quarter 2022, the Company acquired the AC Hotel by Marriott Louisville Downtown and the AC Hotel by Marriott Pittsburgh Downtown for a total combined purchase price of $85 million.
•
Balance sheet: The Company has maintained the strength and flexibility of its balance sheet. At December 31, 2022, the Company’s total debt to total capitalization, net of cash and cash equivalents, was approximately 28%.
•
Monthly distributions: During 2022, the Company's Board of Directors reinstated its policy of distributions on a monthly basis, beginning with a monthly cash distribution of $0.05 per common share paid in March 2022. In August and October 2022, the Board of Directors approved subsequent increases to the monthly cash distribution to $0.07 and $0.08 per common share, respectively.
•
Corporate Responsibility Report: In December 2022, the Company published its inaugural Corporate Responsibility Report which details the Company’s environmental, social and governance (“ESG”) performance, strategy and initiatives and features its commitment to environmental sustainability, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2022 Corporate Responsibility Report and other ESG-related materials can be found on the Company’s website at https://applehospitalityreit.com/corporate-responsibility/.

The following tables highlight the Company’s monthly performance during the fourth quarter of 2022, as compared to the fourth quarters of 2021 and 2019 (in thousands, except statistical data):

	October	November	December		October	November	December		October	November	December
	2022	2022	2022	Q4 2022	2021	2021	2021	Q4 2021	2019	2019	2019	Q4 2019
ADR	$157.13	$145.16	$137.21	$147.30	$137.61	$129.83	$124.69	$131.04	$139.07	$130.85	$122.20	$131.41
Occupancy	78.1%	70.0%	61.2%	69.7%	73.2%	67.6%	61.8%	67.5%	81.6%	73.7%	63.5%	72.9%
RevPAR	$122.74	$101.58	$83.92	$102.71	$100.72	$87.74	$77.06	$88.43	$113.43	$96.49	$77.61	$95.85
Operating income (loss)	$29,858	$12,355	$(24,725)	$17,488	$19,546	$7,730	$744	$28,020	$25,714	$12,449	$2,545	$40,708
Adjusted Hotel EBITDA (1)	$48,695	$31,213	$22,054	$101,962	$37,224	$26,175	$21,210	$84,609	$44,707	$31,720	$20,409	$96,836

					% Change				% Change
	October	November	December		October	November	December		October	November	December
	2022	2022	2022	Q4 2022	2021	2021	2021	Q4 2021	2019	2019	2019	Q4 2019
ADR	$157.13	$145.16	$137.21	$147.30	14.2%	11.8%	10.0%	12.4%	13.0%	10.9%	12.3%	12.1%
Occupancy	78.1%	70.0%	61.2%	69.7%	6.7%	3.6%	(1.0%)	3.3%	(4.3%)	(5.0%)	(3.6%)	(4.4%)
RevPAR	$122.74	$101.58	$83.92	$102.71	21.9%	15.8%	8.9%	16.1%	8.2%	5.3%	8.1%	7.2%
Operating income (loss)	$29,858	$12,355	$(24,725)	$17,488	52.8%	59.8%	n/a	(37.6%)	16.1%	(0.8%)	n/a	(57.0%)
Adjusted Hotel EBITDA (1)	$48,695	$31,213	$22,054	$101,962	30.8%	19.2%	4.0%	20.5%	8.9%	(1.6%)	8.1%	5.3%

Note: Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

(1)
See explanation and reconciliation of Adjusted Hotel EBITDA to net income included below.

Portfolio Activity

Acquisitions

During the year ended December 31, 2022, the Company acquired two hotels, the existing 156-room AC Hotel Louisville Downtown in Louisville, Kentucky, for $51 million, or approximately $327,000 per key, and the existing 134-room AC Hotel Pittsburgh Downtown in Pittsburgh, Pennsylvania, for $34 million, or approximately $254,000 per key.

Disposition

During the year ended December 31, 2022, the Company sold one hotel, a 55-room independent boutique hotel in Richmond, Virginia, for a gross sales price of approximately $8.5 million, resulting in a gain on sale of approximately $1.8

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million, which is included in the Company's consolidated statement of operations for the year ended December 31, 2022.

Contract for Potential Acquisition

As previously announced, the Company has an outstanding contract for the purchase of an Embassy Suites by Hilton in Madison, Wisconsin, for an anticipated total purchase price of approximately $79 million. The hotel is currently under development and expected to include 260 rooms. There are many conditions to closing that have not yet been satisfied, and there can be no assurance that a closing on this hotel will occur under the outstanding purchase contract. Assuming all conditions to closing are met, the Company anticipates acquiring the hotel following completion of construction, which is expected to occur in early 2024.

Capital Improvements

Apple Hospitality consistently reinvests in its hotels to maintain and enhance each property’s relevance and competitive position within its respective market. During the year ended December 31, 2022, the Company invested approximately $62 million in capital expenditures. The Company plans to continue to reinvest in its hotels and anticipates investing approximately $70 million to $80 million in capital improvements during 2023, which includes comprehensive renovation projects for approximately 20 to 25 hotels; however, inflationary pressures or supply chain shortages, among other issues, may result in increased costs and delays for anticipated projects.

Balance Sheet and Liquidity

Summary

As of December 31, 2022, the Company had approximately $1.4 billion of total outstanding debt with a current combined weighted-average interest rate of approximately 3.9%, cash on hand of approximately $4 million, availability under its revolving credit facility of $650 million and term loan availability of $50 million, of which the remaining $50 million was drawn in January 2023. Excluding unamortized debt issuance costs and fair value adjustments, the Company’s total outstanding debt as of December 31, 2022, was comprised of approximately $329 million in property-level debt secured by 19 hotels and approximately $1.0 billion outstanding under its unsecured credit facilities. The number of unencumbered hotels in the Company’s portfolio as of December 31, 2022, was 201. Subsequent to year end, the Company repaid in full three secured mortgage loans for a total of $24 million, increasing the number of unencumbered hotels in the Company’s portfolio to 204. The Company’s total debt to total capitalization, net of cash and cash equivalents at December 31, 2022, was approximately 28%. The Company’s weighted-average debt maturities are 4.5 years.

Capital Markets

Share Repurchase Program

The Company has in place a Share Repurchase Program that provides for share repurchases in open market transactions. During the year ended December 31, 2022, the Company purchased, under its Share Repurchase Program, approximately 0.2 million of its common shares at a weighted-average market purchase price of approximately $14.21 per common share, for an aggregate purchase price of approximately $2.7 million. As of December 31, 2022, the Company had approximately $342.3 million remaining under its Share Repurchase Program for the repurchase of shares. Shares were repurchased under a written trading plan as part of the Share Repurchase Program that provides for share repurchases in open market transactions and that is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934.

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ATM Program

The Company also has in place an at-the-market offering program (the “ATM Program”). As of December 31, 2022, the Company had approximately $224 million remaining under its ATM Program for the issuance of shares. No shares were sold under the ATM program during the year ended December 31, 2022.

Non-Cash Impairment Charges

During the fourth quarter 2022, the Company recognized non-cash impairment charges of approximately $26 million related to two of its hotels, the Company’s full-service Marriott in Houston, Texas, and Hilton Garden Inn in Hoffman Estates, Illinois, as a result of declines in the hotels’ current and projected cash flows.

Shareholder Distributions

During the three months ended December 31, 2022, the Company paid distributions totaling $0.23 per common share. For the year ended December 31, 2022, the Company paid distributions of $0.61 per common share for a total of approximately $139.5 million. On January 17, 2023, the Company paid a regular monthly cash distribution of $0.08 per common share and a special cash distribution of $0.08 per common share, for a combined distribution of $0.16 per common share, to shareholders of record as of December 30, 2022.

Based on the Company’s common stock closing price of $17.01 on February 17, 2023, the current annualized monthly cash distribution of $0.96 per common share represents an annual yield of approximately 5.6%. While the Company currently expects monthly distributions to continue, each distribution is subject to approval by the Company’s Board of Directors. The Company’s Board of Directors, in consultation with management, will continue to monitor the Company’s distribution rate and timing relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions, dispositions, other cash requirements and the Company’s REIT status for federal income tax purposes, and may make adjustments as it deems appropriate.

2023 Outlook

The Company is providing its operational and financial outlook for 2023. Given the current level of visibility into future performance as a result of short-term booking windows for the Company's portfolio of rooms-focused hotels and meaningful macroeconomic uncertainty, this outlook reflects a broad range of Comparable Hotels RevPAR Change, which is the change in Comparable Hotels RevPAR in 2023 compared to 2022, and other key metrics for 2023. This outlook is based on management’s current view and does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Based on current trends, results for the first quarter 2023 are expected to benefit significantly from the easier comparison to the first quarter 2022 when the Omicron variant negatively impacted lodging demand. The high end of the full year range reflects relatively steady macroeconomic conditions throughout 2023, with continued strength in leisure demand and improvement in business transient. The low end of the range reflects a softening of the economy beginning in the second quarter with Comparable Hotels RevPAR Change roughly flat compared to 2022 in the second half of the year. Comparable Hotels RevPAR Change and Comparable Hotels Adjusted Hotel EBITDA Margin % guidance include properties acquired, as if the hotels were owned as of January 1, 2022, and exclude dispositions and assets held for sale since January 1, 2022. For the full year 2023, the Company anticipates its 2023 results will be in the following range:

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	2023 Guidance(1)
	Low-End	High-End
Net income	$165 Million	$209 Million
Comparable Hotels RevPAR Change	3.0%	7.0%
Comparable Hotels Adjusted Hotel EBITDA Margin %	35.3%	36.9%
Adjusted EBITDAre	$420 Million	$457 Million
Capital expenditures	$70 Million	$80 Million

(1)
Explanations of and reconciliations to net income guidance of Adjusted EBITDAre and Comparable Hotels Adjusted Hotel EBITDA guidance are included below.

Fourth Quarter and Full Year 2022 Earnings Conference Call

The Company will host a quarterly conference call for investors and interested parties at 10 a.m. Eastern Time on Wednesday, February 22, 2023. The conference call will be accessible by telephone and the internet. To access the call, participants from within the U.S. should dial 877-407-9039, and participants from outside the U.S. should dial 201-689-8470. Participants may also access the call via live webcast by visiting the Investor Information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 2 p.m. Eastern Time on February 22, 2023, through 11:59 p.m. Eastern Time on March 15, 2023. To access the replay, the domestic dial-in number is 844-512-2921, the international dial-in number is 412-317-6671, and the passcode is 13735270. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 220 hotels with approximately 29,000 guest rooms located in 87 markets throughout 37 states. Concentrated with industry-leading brands, the Company’s portfolio consists of 96 Marriott-branded hotels, 119 Hilton-branded hotels, four Hyatt-branded hotels and one independent hotel. For more information, please visit www.applehospitalityreit.com.

Apple Hospitality REIT Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; and Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. Reconciliations of these non-GAAP financial measures to net income (loss) are provided in the following pages.

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Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 pandemic on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the extent and effectiveness of the actions taken to mitigate its impact, the acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to travel-related health concerns, including the COVID-19 pandemic or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Any forward-looking statement that the Company makes speaks only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

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Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804-727-6321

kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc.

Consolidated Balance Sheets

(in thousands, except share data)

	As of December 31,
	2022	2021

Assets
Investment in real estate, net of accumulated depreciation and amortization of $1,492,097 and $1,311,262, respectively	$4,610,962	$4,677,185
Cash and cash equivalents	4,077	3,282
Restricted cash-furniture, fixtures and other escrows	39,435	36,667
Due from third party managers, net	43,331	40,052
Other assets, net	74,909	33,341
Total Assets	$4,772,714	$4,790,527

Liabilities
Debt, net	$1,366,249	$1,438,758
Finance lease liabilities	112,006	111,776
Accounts payable and other liabilities	116,064	92,672
Total Liabilities	1,594,319	1,643,206

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 228,644,861 and 228,255,642 shares, respectively	4,577,022	4,569,352
Accumulated other comprehensive income (loss)	36,881	(15,508)
Distributions greater than net income	(1,435,508)	(1,406,523)
Total Shareholders' Equity	3,178,395	3,147,321

Total Liabilities and Shareholders' Equity	$4,772,714	$4,790,527

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

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Apple Hospitality REIT, Inc.

Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, (Unaudited)		December 31,
	2022	2021	2022	2021
Revenues:
Room	$273,150	$231,374	$1,139,436	$871,436
Food and beverage	13,657	7,832	46,010	22,018
Other	12,314	11,382	52,971	40,415
Total revenue	299,121	250,588	1,238,417	933,869

Expenses:
Hotel operating expense:
Operating	79,137	63,354	300,852	216,644
Hotel administrative	26,685	22,658	105,396	85,066
Sales and marketing	26,262	21,551	104,756	79,834
Utilities	10,791	9,313	45,017	40,635
Repair and maintenance	15,261	12,949	58,729	47,660
Franchise fees	12,886	10,891	53,901	40,949
Management fees	9,875	8,359	41,830	31,390
Total hotel operating expense	180,897	149,075	710,481	542,178
Property taxes, insurance and other	16,397	17,044	72,907	71,980
General and administrative	12,248	11,223	42,464	41,038
Loss on impairment of depreciable real estate assets	26,175	-	26,175	10,754
Depreciation and amortization	45,916	45,158	181,697	184,471
Total expense	281,633	222,500	1,033,724	850,421

Gain (loss) on sale of real estate	-	(68)	1,785	3,596

Operating income	17,488	28,020	206,478	87,044

Interest and other expense, net	(14,948)	(14,640)	(59,733)	(67,748)

Income before income taxes	2,540	13,380	146,745	19,296

Income tax expense	(228)	(159)	(1,940)	(468)

Net income	$2,312	$13,221	$144,805	$18,828

Other comprehensive income (loss):
Interest rate derivatives	(1,473)	9,142	52,389	27,294

Comprehensive income	$839	$22,363	$197,194	$46,122

Basic and diluted net income per common share	$0.01	$0.06	$0.63	$0.08

Weighted average common shares outstanding - basic and diluted	228,811	228,429	228,946	226,361

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

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Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics and Statistical Data

(Unaudited)

(in thousands, except statistical data)

	Three Months Ended				Year Ended
	December 31,				December 31,
			% Change	% Change			% Change	% Change
	2022	2021	2021	2019	2022	2021	2021	2019
Operating income (Actual)	$17,488	$28,020	(37.6%)	(57.0%)	$206,478	$87,044	137.2%	(11.7%)
Operating margin % (Actual)	5.8%	11.2%	(540 bps)	(820 bps)	16.7%	9.3%	740 bps	(180 bps)

Comparable Hotels Total Revenue	$300,465	$255,812	17.5%	7.0%	$1,250,267	$940,268	33.0%	2.5%
Comparable Hotels Total Operating Expenses	198,024	169,075	17.1%	7.2%	789,679	615,577	28.3%	3.7%
Comparable Hotels Adjusted Hotel EBITDA	$102,441	$86,737	18.1%	6.6%	$460,588	$324,691	41.9%	0.5%
Comparable Hotels Adjusted Hotel EBITDA Margin %	34.1%	33.9%	20 bps	(10 bps)	36.8%	34.5%	230 bps	(80 bps)

ADR (Comparable Hotels)	$147.45	$131.39	12.2%	9.4%	$149.56	$125.52	19.2%	5.9%
Occupancy (Comparable Hotels)	69.8%	67.3%	3.7%	(4.5%)	72.6%	66.1%	9.8%	(5.8%)
RevPAR (Comparable Hotels)	$102.87	$88.48	16.3%	4.4%	$108.60	$82.99	30.9%	(0.3%)

ADR (Actual)	$147.30	$131.04	12.4%	12.1%	$149.36	$123.78	20.7%	8.8%
Occupancy (Actual)	69.7%	67.5%	3.3%	(4.4%)	72.6%	66.3%	9.5%	(5.7%)
RevPAR (Actual)	$102.71	$88.43	16.1%	7.2%	$108.45	$82.03	32.2%	2.6%

Reconciliation to Actual Results

Total Revenue (Actual)	$299,121	$250,588			$1,238,417	$933,869
Revenue from acquisitions prior to ownership	1,344	5,986			13,467	38,923
Revenue from dispositions	-	(762)			(1,617)	(32,524)
Comparable Hotels Total Revenue	$300,465	$255,812			$1,250,267	$940,268

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$101,962	$84,609			$455,579	$320,273
AHEBITDA from acquisitions prior to ownership	648	2,468			5,637	13,691
AHEBITDA from dispositions	(169)	(340)			(628)	(9,273)
Comparable Hotels AHEBITDA	$102,441	$86,737			$460,588	$324,691

Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of December 31, 2022. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

Page | 11

Apple Hospitality REIT, Inc.

Comparable Hotels Quarterly Operating Metrics and Statistical Data

(Unaudited)

(in thousands, except statistical data)

	2019				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Operating income (loss) (Actual)	$53,851	$78,103	$61,125	$40,708	$(27,814)	$38,988	$47,850	$28,020	$32,835	$80,745	$75,410	$17,488
Operating margin % (Actual)	17.7%	22.9%	18.4%	14.0%	(17.5%)	15.8%	17.3%	11.2%	12.6%	23.9%	22.1%	5.8%

Comparable Hotels Total Revenue	$284,317	$330,391	$324,472	$280,885	$152,896	$244,317	$287,243	$255,812	$262,496	$342,015	$345,291	$300,465
Comparable Hotels Total Operating Expenses	181,515	196,579	198,742	184,790	119,197	150,121	177,184	169,075	174,130	203,269	214,256	198,024
Comparable Hotels Adjusted Hotel EBITDA	$102,802	$133,812	$125,730	$96,095	$33,699	$94,196	$110,059	$86,737	$88,366	$138,746	$131,035	$102,441
Comparable Hotels Adjusted Hotel EBITDA Margin %	36.2%	40.5%	38.7%	34.2%	22.0%	38.6%	38.3%	33.9%	33.7%	40.6%	37.9%	34.1%

ADR (Comparable Hotels)	$139.89	$145.43	$144.03	$134.82	$99.95	$122.73	$141.91	$131.39	$137.02	$153.73	$158.13	$147.45
Occupancy (Comparable Hotels)	73.7%	81.5%	80.1%	73.1%	55.1%	70.5%	71.4%	67.3%	67.0%	77.9%	75.7%	69.8%
RevPAR (Comparable Hotels)	$103.10	$118.53	$115.39	$98.55	$55.02	$86.50	$101.25	$88.48	$91.80	$119.72	$119.77	$102.87

ADR (Actual)	$136.36	$141.60	$139.21	$131.41	$99.19	$120.56	$140.02	$131.04	$137.03	$153.35	$157.91	$147.30
Occupancy (Actual)	73.9%	81.4%	79.9%	72.9%	55.5%	70.7%	71.5%	67.5%	67.1%	77.9%	75.7%	69.7%
RevPAR (Actual)	$100.71	$115.30	$111.17	$95.85	$55.09	$85.28	$100.14	$88.43	$91.98	$119.41	$119.52	$102.71

Reconciliation to Actual Results

Total Revenue (Actual)	$303,787	$341,117	$331,722	$289,971	$158,713	$247,404	$277,164	$250,588	$260,478	$337,668	$341,150	$299,121
Revenue from acquisitions prior to ownership	13,634	17,481	19,822	16,517	5,895	12,514	14,528	5,986	2,518	5,010	4,595	1,344
Revenue from dispositions	(33,104)	(28,207)	(27,072)	(25,603)	(11,712)	(15,601)	(4,449)	(762)	(500)	(663)	(454)	-
Comparable Hotels Total Revenue	$284,317	$330,391	$324,472	$280,885	$152,896	$244,317	$287,243	$255,812	$262,496	$342,015	$345,291	$300,465

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$108,804	$134,759	$124,596	$96,836	$35,427	$94,814	$105,423	$84,609	$87,936	$136,515	$129,166	$101,962
AHEBITDA from acquisitions prior to ownership	5,545	9,152	10,227	7,205	529	4,606	6,088	2,468	573	2,470	1,946	648
AHEBITDA from dispositions	(11,547)	(10,099)	(9,093)	(7,946)	(2,257)	(5,224)	(1,452)	(340)	(143)	(239)	(77)	(169)
Comparable Hotels AHEBITDA	$102,802	$133,812	$125,730	$96,095	$33,699	$94,196	$110,059	$86,737	$88,366	$138,746	$131,035	$102,441

Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of December 31, 2022. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

Page | 12

Apple Hospitality REIT, Inc.

Same Store Hotels Operating Metrics and Statistical Data

(Unaudited)

(in thousands, except statistical data)

	Three Months Ended				Year Ended
	December 31,				December 31,
			% Change	% Change			% Change	% Change
	2022	2021	2021	2019	2022	2021	2021	2019
Operating income (Actual)	$17,488	$28,020	(37.6%)	(57.0%)	$206,478	$87,044	137.2%	(11.7%)
Operating margin % (Actual)	5.8%	11.2%	(540 bps)	(820 bps)	16.7%	9.3%	740 bps	(180 bps)

Same Store Hotels Total Revenue	$270,885	$232,909	16.3%	3.5%	$1,129,800	$864,032	30.8%	(1.2%)
Same Store Hotels Total Operating Expenses	180,203	154,441	16.7%	3.7%	717,966	564,528	27.2%	(0.4%)
Same Store Hotels Adjusted Hotel EBITDA	$90,682	$78,468	15.6%	3.1%	$411,834	$299,504	37.5%	(2.7%)
Same Store Hotels Adjusted Hotel EBITDA Margin %	33.5%	33.7%	(20 bps)	(10 bps)	36.5%	34.7%	180 bps	(50 bps)

ADR (Same Store Hotels)	$145.58	$129.69	12.3%	9.0%	$147.55	$124.27	18.7%	5.4%
Occupancy (Same Store Hotels)	69.7%	67.9%	2.7%	(4.5%)	72.7%	66.8%	8.8%	(6.0%)
RevPAR (Same Store Hotels)	$101.40	$88.12	15.1%	4.1%	$107.26	$83.04	29.2%	(0.9%)

ADR (Actual)	$147.30	$131.04	12.4%	12.1%	$149.36	$123.78	20.7%	8.8%
Occupancy (Actual)	69.7%	67.5%	3.3%	(4.4%)	72.6%	66.3%	9.5%	(5.7%)
RevPAR (Actual)	$102.71	$88.43	16.1%	7.2%	$108.45	$82.03	32.2%	2.6%

Reconciliation to Actual Results

Total Revenue (Actual)	$299,121	$250,588			$1,238,417	$933,869
Revenue from acquisitions	(28,237)	(17,446)			(108,625)	(39,222)
Revenue from dispositions	1	(233)			8	(30,615)
Same Store Hotels Total Revenue	$270,885	$232,909			$1,129,800	$864,032

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$101,962	$84,609			$455,579	$320,273
AHEBITDA from acquisitions	(11,098)	(5,924)			(43,535)	(11,816)
AHEBITDA from dispositions	(182)	(217)			(210)	(8,953)
Same Store Hotels AHEBITDA	$90,682	$78,468			$411,834	$299,504

Note: Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited.

Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

Page | 13

Apple Hospitality REIT, Inc.

Same Store Hotels Quarterly Operating Metrics and Statistical Data

(Unaudited)

(in thousands, except statistical data)

	2019				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Operating income (loss) (Actual)	$53,851	$78,103	$61,125	$40,708	$(27,814)	$38,988	$47,850	$28,020	$32,835	$80,745	$75,410	$17,488
Operating margin % (Actual)	17.7%	22.9%	18.4%	14.0%	(17.5%)	15.8%	17.3%	11.2%	12.6%	23.9%	22.1%	5.8%

Same Store Hotels Total Revenue	$269,979	$310,174	$301,822	$261,702	$143,410	$226,003	$261,710	$232,909	$240,054	$309,822	$309,039	$270,885
Same Store Hotels Total Operating Expenses	172,970	186,495	187,359	173,741	110,587	137,608	161,892	154,441	158,769	185,120	193,874	180,203
Same Store Hotels Adjusted Hotel EBITDA	$97,009	$123,679	$114,463	$87,961	$32,823	$88,395	$99,818	$78,468	$81,285	$124,702	$115,165	$90,682
Same Store Hotels Adjusted Hotel EBITDA Margin %	35.9%	39.9%	37.9%	33.6%	22.9%	39.1%	38.1%	33.7%	33.9%	40.2%	37.3%	33.5%

ADR (Same Store Hotels)	$139.36	$144.35	$142.25	$133.50	$99.79	$121.99	$140.04	$129.69	$135.71	$152.07	$155.09	$145.58
Occupancy (Same Store Hotels)	74.2%	81.8%	80.1%	73.0%	56.0%	71.4%	71.8%	67.9%	67.5%	78.0%	75.5%	69.7%
RevPAR (Same Store Hotels)	$103.36	$118.07	$113.90	$97.45	$55.88	$87.07	$100.53	$88.12	$91.67	$118.64	$117.12	$101.40

ADR (Actual)	$136.36	$141.60	$139.21	$131.41	$99.19	$120.56	$140.02	$131.04	$137.03	$153.35	$157.91	$147.30
Occupancy (Actual)	73.9%	81.4%	79.9%	72.9%	55.5%	70.7%	71.5%	67.5%	67.1%	77.9%	75.7%	69.7%
RevPAR (Actual)	$100.71	$115.30	$111.17	$95.85	$55.09	$85.28	$100.14	$88.43	$91.98	$119.41	$119.52	$102.71

Reconciliation to Actual Results

Total Revenue (Actual)	$303,787	$341,117	$331,722	$289,971	$158,713	$247,404	$277,164	$250,588	$260,478	$337,668	$341,150	$299,121
Revenue from acquisitions	(704)	(2,736)	(2,829)	(3,321)	(3,903)	(6,291)	(11,582)	(17,446)	(20,427)	(27,850)	(32,111)	(28,237)
Revenue from dispositions	(33,104)	(28,207)	(27,071)	(24,948)	(11,400)	(15,110)	(3,872)	(233)	3	4	-	1
Same Store Hotels Total Revenue	$269,979	$310,174	$301,822	$261,702	$143,410	$226,003	$261,710	$232,909	$240,054	$309,822	$309,039	$270,885

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$108,804	$134,759	$124,596	$96,836	$35,427	$94,814	$105,423	$84,609	$87,936	$136,515	$129,166	$101,962
AHEBITDA from acquisitions	(248)	(981)	(1,040)	(996)	(308)	(1,280)	(4,304)	(5,924)	(6,624)	(11,807)	(14,006)	(11,098)
AHEBITDA from dispositions	(11,547)	(10,099)	(9,093)	(7,879)	(2,296)	(5,139)	(1,301)	(217)	(27)	(6)	5	(182)
Same Store Hotels AHEBITDA	$97,009	$123,679	$114,463	$87,961	$32,823	$88,395	$99,818	$78,468	$81,285	$124,702	$115,165	$90,682

Note: Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited.

Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

Page | 14

Apple Hospitality REIT, Inc.

Reconciliation of Net Income (Loss) to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA

(Unaudited)

(in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition.

The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre).

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

The following table reconciles the Company’s GAAP net income (loss) to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA on a quarterly basis for 2019, 2021 and 2022:

	2019				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net income (loss)	$38,151	$62,090	$46,223	$25,453	$(46,435)	$20,283	$31,759	$13,221	$18,002	$65,345	$59,146	$2,312
Depreciation and amortization	47,950	48,109	47,887	49,294	48,710	46,386	44,217	45,158	45,324	45,322	45,135	45,916
Amortization of favorable and unfavorable operating leases, net	31	31	31	31	98	98	98	99	99	103	97	97
Interest and other expense, net	15,494	15,857	14,759	15,081	18,513	18,618	15,977	14,640	14,654	15,198	14,933	14,948
Income tax expense	206	156	143	174	108	87	114	159	179	202	1,331	228
EBITDA	101,832	126,243	109,043	90,033	20,994	85,472	92,165	73,277	78,258	126,170	120,642	63,501
(Gain) loss on sale of real estate	(1,213)	161	-	(3,969)	(4,484)	864	(44)	68	-	-	(1,785)	-
Loss on impairment of depreciable real estate assets	-	-	6,467	-	10,754	-	-	-	-	-	-	26,175
EBITDAre	100,619	126,404	115,510	86,064	27,264	86,336	92,121	73,345	78,258	126,170	118,857	89,676
Non-cash straight-line operating ground lease expense	48	47	47	46	44	43	41	41	40	38	38	38
Adjusted EBITDAre	100,667	126,451	115,557	86,110	27,308	86,379	92,162	73,386	78,298	126,208	118,895	89,714
General and administrative expense	8,137	8,308	9,039	10,726	8,119	8,435	13,261	11,223	9,638	10,307	10,271	12,248
Adjusted Hotel EBITDA	$108,804	$134,759	$124,596	$96,836	$35,427	$94,814	$105,423	$84,609	$87,936	$136,515	$129,166	$101,962

Page | 15

Apple Hospitality REIT, Inc.

Reconciliation of Net Income to FFO and MFFO

(Unaudited)

(in thousands)

The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income to FFO and MFFO for the three months and year ended December 31, 2022 and 2021:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income	$2,312	$13,221	$144,805	$18,828
Depreciation of real estate owned	45,152	44,395	178,641	179,275
(Gain) loss on sale of real estate	-	68	(1,785)	(3,596)
Loss on impairment of depreciable real estate assets	26,175	-	26,175	10,754
Funds from operations	73,639	57,684	347,836	205,261
Amortization of finance ground lease assets	760	760	3,038	5,178
Amortization of favorable and unfavorable operating leases, net	97	99	396	393
Non-cash straight-line operating ground lease expense	38	41	154	169
Modified funds from operations	$74,534	$58,584	$351,424	$211,001

Page | 16

Apple Hospitality REIT, Inc.

2023 Guidance Reconciliation of Net Income to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA and Comparable Hotels Adjusted Hotel EBITDA

(Unaudited)

(in thousands)

The guidance of net income, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA and Comparable Hotels Adjusted Hotel EBITDA (and all other guidance given) are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although the Company believes the expectations reflected in the forecasts are based upon reasonable assumptions, there can be no assurance that the expectations will be achieved or that the results will not be materially different. Risks that may affect these assumptions and forecasts include, but are not limited to, the following: changes in political, economic, competitive and specific market conditions; the amount and timing of acquisitions and dispositions of hotel properties; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense, interest expense and net income; the amount and timing of debt repayments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving the Company's common stock may change based on market conditions; and other risks and uncertainties associated with the Company's business described herein and in filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2022.

The following table reconciles the Company’s GAAP net income guidance to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA and Comparable Hotels Adjusted Hotel EBITDA guidance for the year ending December 31, 2023:

	Year Ending December 31, 2023
	Low-End	High-End
Net income	$164,750	$209,350
Depreciation and amortization	186,000	180,000
Amortization of favorable and unfavorable leases, net	405	405
Interest and other expense, net	68,000	66,000
Income tax expense	700	1,100
EBITDA and EBITDAre	$419,855	$456,855
Non-cash straight-line operating ground lease expense	145	145
Adjusted EBITDAre	$420,000	$457,000
General and administrative expense	35,000	40,000
Comparable Hotels Adjusted Hotel EBITDA(1)	$455,000	$497,000

(1)
Comparable Hotels Adjusted Hotel EBITDA and Adjusted Hotel EBITDA guidance are the same.

Page | 17

Apple Hospitality REIT, Inc.

Debt Summary

(Unaudited)

($ in thousands)

December 31, 2022

	2023	2024	2025	2026	2027	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$96,214	$113,597	$245,140	$74,649	$278,602	$566,013	$1,374,215	$1,322,540
Average interest rates(1)	4.0%	4.3%	4.7%	4.9%	5.0%	4.8%

Variable-rate debt:
Maturities	$50,000	$85,000	$175,000	$-	$275,000	$335,000	$920,000	$916,375
Average interest rates(1)	4.0%	4.5%	5.0%	5.3%	5.4%	5.3%

Fixed-rate debt:
Maturities	$46,214	$28,597	$70,140	$74,649	$3,602	$231,013	$454,215	$406,165
Average interest rates	4.1%	4.1%	4.0%	4.0%	4.1%	4.1%

(1)
The average interest rate gives effect to interest rate swaps, as applicable.

Note: See further information on the Company’s indebtedness in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Page | 18

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2021

Three Months Ended December 31

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022
Top 20 Markets
Phoenix, AZ	10	81.4%	76.2%	6.8%	$144.66	$124.00	16.7%	$117.77	$94.46	24.7%	6.5%
Los Angeles, CA	8	77.2%	79.3%	(2.6%)	$178.83	$165.38	8.1%	$138.00	$131.13	5.2%	5.4%
San Diego, CA	7	68.7%	67.0%	2.5%	$175.04	$143.68	21.8%	$120.21	$96.28	24.9%	5.2%
Orange County, CA	6	73.1%	73.3%	(0.3%)	$162.08	$134.80	20.2%	$118.51	$98.75	20.0%	3.7%
Fort Worth/Arlington, TX	6	74.6%	69.5%	7.3%	$155.33	$135.56	14.6%	$115.94	$94.23	23.0%	3.5%
Portland, ME	3	71.1%	63.9%	11.3%	$196.20	$198.33	(1.1%)	$139.42	$126.81	9.9%	3.2%
Chicago, IL	7	64.7%	55.5%	16.6%	$136.69	$114.04	19.9%	$88.42	$63.31	39.7%	3.2%
Nashville, TN	5	75.5%	74.7%	1.1%	$164.84	$150.71	9.4%	$124.40	$112.56	10.5%	3.2%
Richmond/Petersburg, VA	3	63.6%	69.6%	(8.6%)	$180.66	$148.63	21.6%	$114.89	$103.52	11.0%	2.8%
Seattle, WA	3	72.7%	63.5%	14.5%	$173.36	$149.69	15.8%	$126.07	$95.05	32.6%	2.6%
Melbourne, FL	3	83.7%	73.4%	14.0%	$176.30	$150.99	16.8%	$147.60	$110.85	33.2%	2.6%
Austin, TX	7	71.5%	76.6%	(6.7%)	$129.64	$110.76	17.0%	$92.72	$84.85	9.3%	2.3%
Miami, FL	3	81.4%	83.8%	(2.9%)	$158.74	$139.41	13.9%	$129.20	$116.88	10.5%	2.0%
Dallas, TX	5	69.0%	62.4%	10.6%	$126.88	$117.87	7.6%	$87.51	$73.56	19.0%	1.9%
Omaha, NE	4	62.2%	60.2%	3.3%	$123.95	$115.24	7.6%	$77.11	$69.35	11.2%	1.6%
Memphis, TN	2	66.6%	56.7%	17.5%	$199.36	$190.91	4.4%	$132.87	$108.29	22.7%	1.5%
New York, NY	1	82.3%	68.6%	20.0%	$289.25	$171.29	68.9%	$238.02	$117.57	102.4%	1.5%
Orlando, FL	3	79.7%	69.3%	15.0%	$120.79	$102.11	18.3%	$96.26	$70.75	36.1%	1.5%
Alabama North	4	78.3%	68.8%	13.8%	$130.49	$123.47	5.7%	$102.16	$84.95	20.3%	1.4%
Alaska	2	85.8%	83.8%	2.4%	$168.58	$151.81	11.0%	$144.67	$127.16	13.8%	1.4%
Top 20 Markets	92	73.2%	69.7%	5.0%	$158.30	$137.71	15.0%	$115.89	$96.02	20.7%	57.0%

All Other Markets
Oklahoma City, OK	4	65.0%	56.8%	14.4%	$130.91	$128.51	1.9%	$85.07	$72.96	16.6%	1.4%
Florida Panhandle	5	61.6%	60.3%	2.2%	$136.60	$129.52	5.5%	$84.11	$78.11	7.7%	1.3%
Washington, DC	4	64.7%	64.6%	0.2%	$132.09	$111.29	18.7%	$85.41	$71.91	18.8%	1.3%
Indiana North	3	55.3%	62.7%	(11.8%)	$173.95	$155.52	11.9%	$96.26	$97.54	(1.3%)	1.3%
Alabama South	4	67.4%	63.9%	5.5%	$129.03	$121.09	6.6%	$86.93	$77.36	12.4%	1.2%
Boston, MA	3	69.9%	76.9%	(9.1%)	$154.27	$121.03	27.5%	$107.88	$93.13	15.8%	1.2%
Fort Lauderdale, FL	2	79.5%	76.5%	3.9%	$145.46	$135.14	7.6%	$115.63	$103.37	11.9%	1.2%
Syracuse, NY	2	70.9%	77.9%	(9.0%)	$176.89	$122.77	44.1%	$125.49	$95.62	31.2%	1.2%
Birmingham, AL	4	65.5%	67.3%	(2.7%)	$137.31	$127.52	7.7%	$89.99	$85.83	4.8%	1.1%
North Carolina East	4	61.5%	67.2%	(8.5%)	$127.98	$122.24	4.7%	$78.73	$82.10	(4.1%)	1.1%
Atlanta, GA	3	69.5%	52.3%	32.9%	$148.19	$148.21	0.0%	$103.03	$77.52	32.9%	1.1%
Houston, TX	6	59.6%	53.7%	11.0%	$108.57	$99.77	8.8%	$64.71	$53.62	20.7%	1.1%
Pittsburgh, PA	2	57.8%	48.0%	20.4%	$168.43	$177.19	(4.9%)	$97.34	$84.98	14.5%	1.0%
Tucson, AZ	3	81.0%	79.4%	2.0%	$106.72	$103.42	3.2%	$86.49	$82.13	5.3%	1.0%
Newark, NJ	2	75.4%	81.9%	(7.9%)	$169.12	$154.19	9.7%	$127.43	$126.30	0.9%	1.0%
Kansas City, MO	4	65.6%	63.6%	3.1%	$122.52	$115.54	6.0%	$80.36	$73.47	9.4%	1.0%
Philadelphia, PA	3	67.8%	61.6%	10.1%	$136.80	$120.53	13.5%	$92.76	$74.23	25.0%	1.0%
Tampa, FL	1	85.9%	83.8%	2.5%	$196.38	$139.93	40.3%	$168.74	$117.31	43.8%	1.0%
Louisville, KY	1	71.1%	63.6%	11.8%	$149.28	$133.14	12.1%	$106.13	$84.62	25.4%	1.0%
Knoxville, TN	3	67.9%	76.4%	(11.1%)	$128.53	$111.49	15.3%	$87.31	$85.17	2.5%	0.9%
Denver, CO	3	63.0%	50.7%	24.3%	$137.70	$119.94	14.8%	$86.77	$60.76	42.8%	0.9%
Madison, WI	1	56.1%	39.8%	41.0%	$191.47	$179.28	6.8%	$107.39	$71.33	50.6%	0.8%
Long Island, NY	1	84.1%	75.6%	11.2%	$150.18	$146.30	2.7%	$126.34	$110.65	14.2%	0.7%
Louisiana South	2	69.0%	57.0%	21.1%	$119.04	$124.57	(4.4%)	$82.19	$70.97	15.8%	0.7%
Virginia Area	1	62.0%	79.6%	(22.1%)	$187.19	$144.90	29.2%	$116.09	$115.37	0.6%	0.7%
Idaho	1	67.4%	63.7%	5.8%	$171.33	$146.67	16.8%	$115.41	$93.37	23.6%	0.7%
Portland, OR	1	60.5%	44.4%	36.3%	$150.76	$145.64	3.5%	$91.26	$64.69	41.1%	0.7%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 19

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2021

Three Months Ended December 31

(Unaudited)

All Other Markets (continued)		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022
Saint Louis, MO	2	54.4%	53.8%	1.1%	$157.17	$142.08	10.6%	$85.49	$76.44	11.8%	0.7%
New Orleans, LA	1	52.4%	72.6%	(27.8%)	$223.14	$217.23	2.7%	$116.99	$157.63	(25.8%)	0.7%
Columbia, SC	2	75.6%	71.4%	5.9%	$120.66	$117.12	3.0%	$91.20	$83.67	9.0%	0.7%
Arkansas Area	2	66.3%	57.5%	15.3%	$127.94	$101.12	26.5%	$84.82	$58.12	45.9%	0.6%
Inland Empire, CA	1	80.2%	78.9%	1.6%	$184.75	$190.34	(2.9%)	$148.16	$150.12	(1.3%)	0.6%
Sacramento, CA	1	73.6%	71.8%	2.5%	$171.74	$152.58	12.6%	$126.40	$109.49	15.4%	0.6%
Salt Lake City/Ogden, UT	2	63.0%	77.0%	(18.2%)	$124.60	$104.94	18.7%	$78.53	$80.84	(2.9%)	0.6%
San Jose/Santa Cruz, CA	1	78.4%	81.0%	(3.2%)	$184.50	$138.46	33.3%	$144.59	$112.15	28.9%	0.6%
Jacksonville, FL	2	79.8%	87.0%	(8.3%)	$122.65	$114.40	7.2%	$97.88	$99.56	(1.7%)	0.6%
Greenville/Spartanburg, SC	1	76.3%	66.8%	14.2%	$162.37	$159.38	1.9%	$123.90	$106.53	16.3%	0.5%
Palm Beach , FL	1	65.6%	69.6%	(5.7%)	$139.36	$132.67	5.0%	$91.42	$92.29	(0.9%)	0.5%
Norfolk/Virginia Beach, VA	4	61.1%	67.7%	(9.7%)	$119.87	$115.55	3.7%	$73.26	$78.24	(6.4%)	0.5%
California South/Central	2	71.5%	78.4%	(8.8%)	$148.19	$148.39	(0.1%)	$105.92	$116.36	(9.0%)	0.5%
Savannah, GA	1	83.1%	81.0%	2.6%	$155.07	$124.46	24.6%	$128.93	$100.80	27.9%	0.5%
Bergen/Passaic, NJ	1	90.7%	90.5%	0.2%	$130.08	$119.81	8.6%	$117.97	$108.47	8.8%	0.5%
Macon/Warner Robins, GA	1	80.0%	68.8%	16.3%	$138.03	$140.42	(1.7%)	$110.37	$96.56	14.3%	0.5%
Iowa Area	3	64.1%	65.9%	(2.7%)	$113.86	$106.83	6.6%	$73.01	$70.42	3.7%	0.4%
Texas West	1	92.3%	97.9%	(5.7%)	$115.61	$119.33	(3.1%)	$106.67	$116.86	(8.7%)	0.4%
Baltimore, MD	1	63.2%	56.8%	11.3%	$146.61	$150.84	(2.8%)	$92.69	$85.66	8.2%	0.4%
Florida Central	2	64.0%	67.5%	(5.2%)	$141.95	$121.25	17.1%	$90.85	$81.87	11.0%	0.4%
Minneapolis, MN	2	59.8%	53.0%	12.8%	$139.95	$123.74	13.1%	$83.66	$65.64	27.5%	0.4%
Mississippi	2	70.1%	69.6%	0.7%	$113.98	$110.57	3.1%	$79.88	$76.97	3.8%	0.4%
Greensboro/Winston Salem, NC	2	64.3%	66.1%	(2.7%)	$129.64	$112.52	15.2%	$83.37	$74.39	12.1%	0.4%
Detroit, MI	1	62.8%	56.5%	11.2%	$135.63	$126.01	7.6%	$85.17	$71.22	19.6%	0.4%
Raleigh/Durham/Chapel Hill, NC	1	67.9%	66.3%	2.4%	$131.10	$113.41	15.6%	$89.05	$75.24	18.4%	0.3%
Central New Jersey	1	64.2%	49.1%	30.8%	$120.19	$117.88	2.0%	$77.14	$57.86	33.3%	0.3%
Charleston, SC	1	69.9%	62.1%	12.6%	$118.00	$114.77	2.8%	$82.48	$71.31	15.7%	0.3%
Ohio Area	1	70.7%	60.1%	17.6%	$121.13	$112.11	8.0%	$85.69	$67.39	27.2%	0.3%
Utah Area	1	70.1%	59.8%	17.2%	$128.55	$120.60	6.6%	$90.12	$72.10	25.0%	0.2%
Colorado Springs, CO	1	64.6%	65.5%	(1.4%)	$131.47	$134.05	(1.9%)	$84.96	$87.78	(3.2%)	0.2%
San Antonio, TX	1	82.0%	84.5%	(3.0%)	$95.21	$93.96	1.3%	$78.02	$79.36	(1.7%)	0.2%
South Carolina Area	1	67.4%	65.6%	2.7%	$134.35	$129.59	3.7%	$90.60	$85.03	6.6%	0.2%
Texas East	1	72.1%	89.1%	(19.1%)	$114.80	$105.46	8.9%	$82.79	$93.98	(11.9%)	0.2%
Indianapolis, IN	1	55.7%	61.8%	(9.9%)	$123.67	$110.98	11.4%	$68.83	$68.58	0.4%	0.2%
Chattanooga, TN	1	72.3%	84.7%	(14.6%)	$121.19	$121.03	0.1%	$87.56	$102.47	(14.6%)	0.1%
Cincinnati, OH	1	57.2%	55.9%	2.3%	$115.80	$107.71	7.5%	$66.23	$60.18	10.1%	0.1%
Mobile, AL	1	53.5%	63.5%	(15.7%)	$113.44	$107.50	5.5%	$60.74	$68.26	(11.0%)	0.1%
Charlotte, NC	1	73.6%	76.2%	(3.4%)	$96.97	$86.57	12.0%	$71.39	$65.96	8.2%	0.1%
Kansas	1	51.6%	63.4%	(18.6%)	$100.75	$82.41	22.3%	$52.01	$52.23	(0.4%)	0.1%
Minnesota	1	63.3%	57.9%	9.3%	$100.36	$103.92	(3.4%)	$63.49	$60.18	5.5%	0.1%
All Other Markets	128	66.8%	65.3%	2.3%	$137.11	$125.52	9.2%	$91.55	$81.94	11.7%	43.0%

Total Portfolio	220	69.8%	67.3%	3.7%	$147.45	$131.39	12.2%	$102.87	$88.48	16.3%	100.0%
Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 20

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2019

Three Months Ended December 31

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022
Top 20 Markets
Phoenix, AZ	10	81.4%	74.1%	9.9%	$144.66	$125.04	15.7%	$117.77	$92.71	27.0%	6.5%
Los Angeles, CA	8	77.2%	87.3%	(11.6%)	$178.83	$171.23	4.4%	$138.00	$149.48	(7.7%)	5.4%
San Diego, CA	7	68.7%	71.1%	(3.4%)	$175.04	$136.46	28.3%	$120.21	$97.08	23.8%	5.2%
Orange County, CA	6	73.1%	80.4%	(9.1%)	$162.08	$137.12	18.2%	$118.51	$110.28	7.5%	3.7%
Fort Worth/Arlington, TX	6	74.6%	77.1%	(3.2%)	$155.33	$136.37	13.9%	$115.94	$105.11	10.3%	3.5%
Portland, ME	3	71.1%	78.6%	(9.5%)	$196.20	$190.99	2.7%	$139.42	$150.19	(7.2%)	3.2%
Chicago, IL	7	64.7%	70.5%	(8.2%)	$136.69	$128.56	6.3%	$88.42	$90.67	(2.5%)	3.2%
Nashville, TN	5	75.5%	79.9%	(5.5%)	$164.84	$163.43	0.9%	$124.40	$130.51	(4.7%)	3.2%
Richmond/Petersburg, VA	3	63.6%	64.2%	(0.9%)	$180.66	$153.46	17.7%	$114.89	$98.47	16.7%	2.8%
Seattle, WA	3	72.7%	79.6%	(8.7%)	$173.36	$165.24	4.9%	$126.07	$131.58	(4.2%)	2.6%
Melbourne, FL	3	83.7%	89.9%	(6.9%)	$176.30	$153.18	15.1%	$147.60	$137.73	7.2%	2.6%
Austin, TX	7	71.5%	68.9%	3.8%	$129.64	$119.63	8.4%	$92.72	$82.44	12.5%	2.3%
Miami, FL	3	81.4%	85.7%	(5.0%)	$158.74	$130.96	21.2%	$129.20	$112.27	15.1%	2.0%
Dallas, TX	5	69.0%	73.0%	(5.5%)	$126.88	$121.44	4.5%	$87.51	$88.60	(1.2%)	1.9%
Omaha, NE	4	62.2%	65.3%	(4.7%)	$123.95	$110.70	12.0%	$77.11	$72.32	6.6%	1.6%
Memphis, TN	2	66.6%	76.7%	(13.2%)	$199.36	$186.35	7.0%	$132.87	$142.87	(7.0%)	1.5%
New York, NY	1	82.3%	97.0%	(15.2%)	$289.25	$303.79	(4.8%)	$238.02	$294.55	(19.2%)	1.5%
Orlando, FL	3	79.7%	84.1%	(5.2%)	$120.79	$118.74	1.7%	$96.26	$99.82	(3.6%)	1.5%
Alabama North	4	78.3%	73.0%	7.3%	$130.49	$113.07	15.4%	$102.16	$82.54	23.8%	1.4%
Alaska	2	85.8%	75.2%	14.1%	$168.58	$148.19	13.8%	$144.67	$111.48	29.8%	1.4%
Top 20 Markets	92	73.2%	75.9%	(3.6%)	$158.30	$143.66	10.2%	$115.89	$109.04	6.3%	57.0%

All Other Markets
Oklahoma City, OK	4	65.0%	67.0%	(3.0%)	$130.91	$127.61	2.6%	$85.07	$85.50	(0.5%)	1.4%
Florida Panhandle	5	61.6%	70.5%	(12.6%)	$136.60	$129.10	5.8%	$84.11	$91.08	(7.7%)	1.3%
Washington, DC	4	64.7%	72.5%	(10.8%)	$132.09	$129.89	1.7%	$85.41	$94.22	(9.4%)	1.3%
Indiana North	3	55.3%	61.1%	(9.5%)	$173.95	$152.86	13.8%	$96.26	$93.37	3.1%	1.3%
Alabama South	4	67.4%	64.7%	4.2%	$129.03	$125.38	2.9%	$86.93	$81.16	7.1%	1.2%
Boston, MA	3	69.9%	69.0%	1.3%	$154.27	$133.67	15.4%	$107.88	$92.20	17.0%	1.2%
Fort Lauderdale, FL	2	79.5%	86.3%	(7.9%)	$145.46	$133.38	9.1%	$115.63	$115.08	0.5%	1.2%
Syracuse, NY	2	70.9%	64.1%	10.6%	$176.89	$145.17	21.9%	$125.49	$93.12	34.8%	1.2%
Birmingham, AL	4	65.5%	76.3%	(14.2%)	$137.31	$119.03	15.4%	$89.99	$90.79	(0.9%)	1.1%
North Carolina East	4	61.5%	68.5%	(10.2%)	$127.98	$106.96	19.7%	$78.73	$73.26	7.5%	1.1%
Atlanta, GA	3	69.5%	69.0%	0.7%	$148.19	$146.09	1.4%	$103.03	$100.74	2.3%	1.1%
Houston, TX	6	59.6%	61.8%	(3.6%)	$108.57	$112.22	(3.3%)	$64.71	$69.40	(6.8%)	1.1%
Pittsburgh, PA	2	57.8%	62.1%	(6.9%)	$168.43	$147.90	13.9%	$97.34	$91.92	5.9%	1.0%
Tucson, AZ	3	81.0%	75.1%	7.9%	$106.72	$105.18	1.5%	$86.49	$78.94	9.6%	1.0%
Newark, NJ	2	75.4%	76.7%	(1.7%)	$169.12	$149.38	13.2%	$127.43	$114.65	11.1%	1.0%
Kansas City, MO	4	65.6%	72.4%	(9.4%)	$122.52	$118.25	3.6%	$80.36	$85.60	(6.1%)	1.0%
Philadelphia, PA	3	67.8%	70.1%	(3.3%)	$136.80	$136.71	0.1%	$92.76	$95.85	(3.2%)	1.0%
Tampa, FL	1	85.9%	82.9%	3.6%	$196.38	$134.59	45.9%	$168.74	$111.57	51.2%	1.0%
Louisville, KY	1	71.1%	69.7%	2.0%	$149.28	$151.39	(1.4%)	$106.13	$105.56	0.5%	1.0%
Knoxville, TN	3	67.9%	75.5%	(10.1%)	$128.53	$112.92	13.8%	$87.31	$85.26	2.4%	0.9%
Denver, CO	3	63.0%	69.7%	(9.6%)	$137.70	$144.25	(4.5%)	$86.77	$100.49	(13.7%)	0.9%
Madison, WI	1	56.1%			$191.47			$107.39			0.8%
Long Island, NY	1	84.1%	79.4%	5.9%	$150.18	$143.34	4.8%	$126.34	$113.86	11.0%	0.7%
Louisiana South	2	69.0%	61.9%	11.5%	$119.04	$106.28	12.0%	$82.19	$65.73	25.0%	0.7%
Virginia Area	1	62.0%	58.2%	6.5%	$187.19	$165.42	13.2%	$116.09	$96.23	20.6%	0.7%
Idaho	1	67.4%	73.5%	(8.3%)	$171.33	$150.18	14.1%	$115.41	$110.33	4.6%	0.7%
Portland, OR	1	60.5%	79.9%	(24.3%)	$150.76	$157.75	(4.4%)	$91.26	$126.10	(27.6%)	0.7%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 21

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2019

Three Months Ended December 31

(Unaudited)

All Other Markets (continued)		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022
Saint Louis, MO	2	54.4%	71.1%	(23.5%)	$157.17	$137.64	14.2%	$85.49	$97.81	(12.6%)	0.7%
New Orleans, LA	1	52.4%	79.6%	(34.2%)	$223.14	$174.39	28.0%	$116.99	$138.80	(15.7%)	0.7%
Columbia, SC	2	75.6%	76.6%	(1.3%)	$120.66	$110.37	9.3%	$91.20	$84.60	7.8%	0.7%
Arkansas Area	2	66.3%	71.4%	(7.1%)	$127.94	$116.00	10.3%	$84.82	$82.83	2.4%	0.6%
Inland Empire, CA	1	80.2%	86.6%	(7.4%)	$184.75	$169.79	8.8%	$148.16	$147.04	0.8%	0.6%
Sacramento, CA	1	73.6%	89.3%	(17.6%)	$171.74	$149.63	14.8%	$126.40	$133.58	(5.4%)	0.6%
Salt Lake City/Ogden, UT	2	63.0%	69.7%	(9.6%)	$124.60	$109.73	13.6%	$78.53	$76.53	2.6%	0.6%
San Jose/Santa Cruz, CA	1	78.4%	82.6%	(5.1%)	$184.50	$219.83	(16.1%)	$144.59	$181.60	(20.4%)	0.6%
Jacksonville, FL	2	79.8%	67.7%	17.9%	$122.65	$109.84	11.7%	$97.88	$74.42	31.5%	0.6%
Greenville/Spartanburg, SC	1	76.3%	70.3%	8.5%	$162.37	$140.41	15.6%	$123.90	$98.66	25.6%	0.5%
Palm Beach , FL	1	65.6%	80.6%	(18.6%)	$139.36	$113.07	23.3%	$91.42	$91.17	0.3%	0.5%
Norfolk/Virginia Beach, VA	4	61.1%	65.4%	(6.6%)	$119.87	$104.25	15.0%	$73.26	$68.20	7.4%	0.5%
California South/Central	2	71.5%	81.0%	(11.7%)	$148.19	$139.91	5.9%	$105.92	$113.34	(6.5%)	0.5%
Savannah, GA	1	83.1%	84.3%	(1.4%)	$155.07	$115.44	34.3%	$128.93	$97.26	32.6%	0.5%
Bergen/Passaic, NJ	1	90.7%	81.0%	12.0%	$130.08	$142.10	(8.5%)	$117.97	$115.11	2.5%	0.5%
Macon/Warner Robins, GA	1	80.0%	74.3%	7.7%	$138.03	$133.80	3.2%	$110.37	$99.46	11.0%	0.5%
Iowa Area	3	64.1%	70.9%	(9.6%)	$113.86	$106.87	6.5%	$73.01	$75.79	(3.7%)	0.4%
Texas West	1	92.3%	89.6%	3.0%	$115.61	$119.95	(3.6%)	$106.67	$107.43	(0.7%)	0.4%
Baltimore, MD	1	63.2%	62.9%	0.5%	$146.61	$122.31	19.9%	$92.69	$76.99	20.4%	0.4%
Florida Central	2	64.0%	68.7%	(6.8%)	$141.95	$122.88	15.5%	$90.85	$84.45	7.6%	0.4%
Minneapolis, MN	2	59.8%	66.4%	(9.9%)	$139.95	$131.66	6.3%	$83.66	$87.39	(4.3%)	0.4%
Mississippi	2	70.1%	66.9%	4.8%	$113.98	$99.43	14.6%	$79.88	$66.48	20.2%	0.4%
Greensboro/Winston Salem, NC	2	64.3%	73.9%	(13.0%)	$129.64	$116.75	11.0%	$83.37	$86.33	(3.4%)	0.4%
Detroit, MI	1	62.8%	65.5%	(4.1%)	$135.63	$124.91	8.6%	$85.17	$81.78	4.1%	0.4%
Raleigh/Durham/Chapel Hill, NC	1	67.9%	70.2%	(3.3%)	$131.10	$125.80	4.2%	$89.05	$88.28	0.9%	0.3%
Central New Jersey	1	64.2%	68.8%	(6.7%)	$120.19	$131.43	(8.6%)	$77.14	$90.44	(14.7%)	0.3%
Charleston, SC	1	69.9%	62.6%	11.7%	$118.00	$117.79	0.2%	$82.48	$73.73	11.9%	0.3%
Ohio Area	1	70.7%	69.6%	1.6%	$121.13	$113.68	6.6%	$85.69	$79.08	8.4%	0.3%
Utah Area	1	70.1%	65.3%	7.4%	$128.55	$107.67	19.4%	$90.12	$70.26	28.3%	0.2%
Colorado Springs, CO	1	64.6%	64.2%	0.6%	$131.47	$122.46	7.4%	$84.96	$78.63	8.1%	0.2%
San Antonio, TX	1	82.0%	75.9%	8.0%	$95.21	$87.40	8.9%	$78.02	$66.34	17.6%	0.2%
South Carolina Area	1	67.4%	68.9%	(2.2%)	$134.35	$107.34	25.2%	$90.60	$74.01	22.4%	0.2%
Texas East	1	72.1%	77.1%	(6.5%)	$114.80	$91.69	25.2%	$82.79	$70.70	17.1%	0.2%
Indianapolis, IN	1	55.7%	61.9%	(10.0%)	$123.67	$109.76	12.7%	$68.83	$67.91	1.4%	0.2%
Chattanooga, TN	1	72.3%	82.7%	(12.6%)	$121.19	$115.22	5.2%	$87.56	$95.23	(8.1%)	0.1%
Cincinnati, OH	1	57.2%	62.9%	(9.1%)	$115.80	$110.13	5.1%	$66.23	$69.28	(4.4%)	0.1%
Mobile, AL	1	53.5%	66.2%	(19.2%)	$113.44	$95.81	18.4%	$60.74	$63.45	(4.3%)	0.1%
Charlotte, NC	1	73.6%	77.6%	(5.2%)	$96.97	$87.31	11.1%	$71.39	$67.71	5.4%	0.1%
Kansas	1	51.6%	62.0%	(16.8%)	$100.75	$95.46	5.5%	$52.01	$59.18	(12.1%)	0.1%
Minnesota	1	63.3%	68.8%	(8.0%)	$100.36	$115.49	(13.1%)	$63.49	$79.48	(20.1%)	0.1%
All Other Markets	128	66.8%	70.8%	(5.6%)	$137.11	$126.87	8.1%	$91.55	$89.77	2.0%	43.0%

Total Portfolio	220	69.8%	73.1%	(4.5%)	$147.45	$134.82	9.4%	$102.87	$98.55	4.4%	100.0%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 22

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2021

Year Ended December 31

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022
Top 20 Markets
San Diego, CA	7	75.0%	63.9%	17.4%	$178.93	$143.70	24.5%	$134.14	$91.88	46.0%	5.7%
Los Angeles, CA	8	82.8%	82.9%	(0.1%)	$180.58	$145.84	23.8%	$149.56	$120.88	23.7%	5.6%
Phoenix, AZ	10	74.4%	66.5%	11.9%	$143.19	$109.29	31.0%	$106.56	$72.65	46.7%	4.9%
Orange County, CA	6	76.1%	72.2%	5.4%	$164.10	$129.58	26.6%	$124.91	$93.58	33.5%	3.7%
Portland, ME	3	72.1%	65.0%	10.9%	$226.17	$223.19	1.3%	$163.07	$145.01	12.5%	3.7%
Nashville, TN	5	78.7%	68.9%	14.2%	$164.51	$135.04	21.8%	$129.50	$93.02	39.2%	3.1%
Fort Worth/Arlington, TX	6	78.1%	73.0%	7.0%	$149.15	$123.55	20.7%	$116.44	$90.20	29.1%	3.0%
Seattle, WA	3	77.1%	66.0%	16.8%	$187.33	$151.18	23.9%	$144.51	$99.74	44.9%	2.9%
Melbourne, FL	3	84.4%	68.3%	23.6%	$174.19	$144.62	20.4%	$146.96	$98.83	48.7%	2.3%
Alaska	2	88.9%	85.6%	3.9%	$215.48	$181.79	18.5%	$191.50	$155.63	23.0%	2.3%
Chicago, IL	7	64.1%	50.5%	26.9%	$134.08	$107.54	24.7%	$85.92	$54.33	58.1%	2.3%
Richmond/Petersburg, VA	3	65.2%	55.9%	16.6%	$177.67	$142.32	24.8%	$115.82	$79.61	45.5%	2.2%
Omaha, NE	4	64.6%	56.5%	14.3%	$140.40	$126.95	10.6%	$90.63	$71.69	26.4%	2.1%
Norfolk/Virginia Beach, VA	4	74.5%	75.8%	(1.7%)	$170.59	$159.31	7.1%	$127.16	$120.82	5.2%	2.1%
North Carolina East	4	70.7%	73.8%	(4.2%)	$151.30	$142.44	6.2%	$106.94	$105.13	1.7%	2.0%
Austin, TX	7	72.5%	68.7%	5.5%	$125.77	$101.14	24.4%	$91.19	$69.48	31.2%	2.0%
Miami, FL	3	81.8%	79.6%	2.8%	$155.42	$128.67	20.8%	$127.14	$102.40	24.2%	1.6%
Florida Panhandle	5	68.1%	69.7%	(2.3%)	$144.31	$139.55	3.4%	$98.34	$97.33	1.0%	1.6%
Dallas, TX	5	66.7%	63.9%	4.4%	$128.48	$106.34	20.8%	$85.76	$67.90	26.3%	1.5%
Washington, DC	4	70.1%	60.3%	16.3%	$132.38	$106.84	23.9%	$92.80	$64.44	44.0%	1.5%
Top 20 Markets	99	73.7%	67.2%	9.7%	$159.84	$132.66	20.5%	$117.73	$89.18	32.0%	56.1%

All Other Markets
Denver, CO	3	71.4%	50.7%	40.8%	$146.78	$121.24	21.1%	$104.78	$61.41	70.6%	1.5%
Memphis, TN	2	66.6%	56.7%	17.5%	$199.14	$178.24	11.7%	$132.53	$101.01	31.2%	1.4%
Oklahoma City, OK	4	65.9%	63.3%	4.1%	$137.53	$123.73	11.2%	$90.59	$78.29	15.7%	1.4%
Alabama North	4	81.3%	74.4%	9.3%	$128.51	$118.12	8.8%	$104.44	$87.85	18.9%	1.3%
Birmingham, AL	4	71.6%	66.5%	7.7%	$142.67	$122.31	16.6%	$102.17	$81.37	25.6%	1.3%
Orlando, FL	3	74.4%	63.3%	17.5%	$124.79	$98.47	26.7%	$92.85	$62.36	48.9%	1.2%
Alabama South	4	72.1%	65.3%	10.4%	$124.70	$113.33	10.0%	$89.86	$73.95	21.5%	1.2%
Pittsburgh, PA	2	59.8%	43.8%	36.5%	$173.15	$143.65	20.5%	$103.63	$62.86	64.9%	1.1%
Fort Lauderdale, FL	2	82.5%	79.7%	3.5%	$143.94	$119.22	20.7%	$118.68	$94.96	25.0%	1.1%
Atlanta, GA	3	67.9%	54.1%	25.5%	$155.40	$127.92	21.5%	$105.48	$69.18	52.5%	1.1%
Boston, MA	3	73.3%	69.1%	6.1%	$147.28	$114.37	28.8%	$108.03	$79.08	36.6%	1.1%
Syracuse, NY	2	77.0%	62.8%	22.6%	$162.87	$128.25	27.0%	$125.44	$80.56	55.7%	1.0%
Kansas City, MO	4	71.5%	64.8%	10.3%	$120.51	$106.97	12.7%	$86.15	$69.28	24.4%	1.0%
Saint Louis, MO	2	65.1%	58.7%	10.9%	$165.26	$136.84	20.8%	$107.52	$80.36	33.8%	1.0%
Tucson, AZ	3	80.0%	76.0%	5.3%	$110.97	$98.68	12.5%	$88.83	$74.99	18.5%	1.0%
Newark, NJ	2	77.1%	73.7%	4.6%	$162.59	$140.07	16.1%	$125.44	$103.30	21.4%	1.0%
Houston, TX	6	60.5%	58.3%	3.8%	$106.48	$97.00	9.8%	$64.38	$56.59	13.8%	0.9%
Indiana North	3	61.7%	67.1%	(8.0%)	$147.05	$123.76	18.8%	$90.73	$83.10	9.2%	0.9%
Knoxville, TN	3	76.5%	71.3%	7.3%	$118.39	$103.91	13.9%	$90.61	$74.06	22.3%	0.9%
Philadelphia, PA	3	65.7%	57.5%	14.3%	$132.32	$113.82	16.3%	$86.90	$65.49	32.7%	0.9%
Portland, OR	1	62.8%	45.8%	37.1%	$167.55	$143.35	16.9%	$105.15	$65.62	60.2%	0.9%
Salt Lake City/Ogden, UT	2	75.8%	79.9%	(5.1%)	$126.80	$98.17	29.2%	$96.10	$78.42	22.5%	0.9%
Idaho	1	74.8%	66.9%	11.8%	$171.24	$139.20	23.0%	$128.06	$93.17	37.4%	0.8%
Columbia, SC	2	80.2%	71.7%	11.9%	$121.34	$106.40	14.0%	$97.33	$76.31	27.5%	0.8%
Madison, WI	1	64.0%	36.8%	73.9%	$180.21	$161.77	11.4%	$115.25	$59.57	93.5%	0.8%
Louisville, KY	1	72.9%	56.2%	29.7%	$159.98	$126.63	26.3%	$116.55	$71.10	63.9%	0.7%
Virginia Area	1	76.5%	78.3%	(2.3%)	$163.18	$119.93	36.1%	$124.79	$93.88	32.9%	0.7%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 23

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2021

Year Ended December 31

(Unaudited)

All Other Markets (continued)		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022
Louisiana South	2	69.0%	62.0%	11.3%	$124.11	$116.82	6.2%	$85.62	$72.43	18.2%	0.7%
New Orleans, LA	1	58.9%	57.8%	1.9%	$210.89	$167.64	25.8%	$124.29	$96.84	28.3%	0.7%
Long Island, NY	1	82.0%	74.3%	10.4%	$160.07	$146.36	9.4%	$131.20	$108.82	20.6%	0.7%
Tampa, FL	1	84.8%	78.0%	8.7%	$176.99	$140.18	26.3%	$150.13	$109.36	37.3%	0.7%
Arkansas Area	2	72.0%	59.9%	20.2%	$120.96	$91.03	32.9%	$87.12	$54.54	59.7%	0.6%
San Jose/Santa Cruz, CA	1	82.6%	82.0%	0.7%	$176.33	$130.37	35.3%	$145.66	$106.88	36.3%	0.6%
California South/Central	2	77.9%	82.8%	(5.9%)	$154.09	$132.36	16.4%	$120.02	$109.58	9.5%	0.6%
Jacksonville, FL	2	82.8%	79.9%	3.6%	$122.82	$115.99	5.9%	$101.65	$92.71	9.6%	0.6%
Inland Empire, CA	1	80.7%	87.5%	(7.8%)	$187.91	$179.30	4.8%	$151.60	$156.83	(3.3%)	0.6%
Florida Central	2	77.1%	66.7%	15.6%	$136.19	$117.83	15.6%	$104.97	$78.56	33.6%	0.6%
Iowa Area	3	69.2%	65.0%	6.5%	$117.20	$105.07	11.5%	$81.13	$68.27	18.8%	0.5%
Sacramento, CA	1	75.2%	73.2%	2.7%	$161.59	$131.96	22.5%	$121.51	$96.63	25.7%	0.5%
Minneapolis, MN	2	62.7%	47.2%	32.8%	$144.30	$113.61	27.0%	$90.45	$53.68	68.5%	0.5%
Texas West	1	94.8%	95.5%	(0.7%)	$119.17	$112.18	6.2%	$113.03	$107.18	5.5%	0.5%
Greensboro/Winston Salem, NC	2	68.3%	67.1%	1.8%	$123.53	$101.89	21.2%	$84.38	$68.39	23.4%	0.5%
Savannah, GA	1	84.6%	82.4%	2.7%	$151.63	$117.25	29.3%	$128.33	$96.63	32.8%	0.5%
Palm Beach , FL	1	67.5%	74.1%	(8.9%)	$145.78	$111.86	30.3%	$98.47	$82.90	18.8%	0.5%
Macon/Warner Robins, GA	1	79.8%	72.9%	9.5%	$139.38	$134.51	3.6%	$111.19	$98.06	13.4%	0.4%
Greenville/Spartanburg, SC	1	73.9%	66.3%	11.5%	$160.05	$136.42	17.3%	$118.27	$90.40	30.8%	0.4%
Detroit, MI	1	66.4%	46.7%	42.2%	$136.07	$123.26	10.4%	$90.38	$57.51	57.2%	0.4%
South Carolina Area	1	73.8%	71.4%	3.4%	$165.82	$156.41	6.0%	$122.34	$111.72	9.5%	0.4%
Mississippi	2	72.0%	68.6%	5.0%	$115.88	$110.14	5.2%	$83.38	$75.51	10.4%	0.4%
Colorado Springs, CO	1	71.1%	72.5%	(1.9%)	$156.27	$152.33	2.6%	$111.14	$110.52	0.6%	0.4%
Bergen/Passaic, NJ	1	92.4%	84.2%	9.7%	$124.63	$109.77	13.5%	$115.14	$92.40	24.6%	0.4%
Central New Jersey	1	63.4%	43.7%	45.1%	$123.32	$106.22	16.1%	$78.19	$46.46	68.3%	0.3%
New York, NY	1	76.4%	65.4%	16.8%	$219.91	$135.77	62.0%	$168.05	$88.74	89.4%	0.3%
Ohio Area	1	74.9%	57.2%	30.9%	$121.18	$105.31	15.1%	$90.78	$60.22	50.7%	0.3%
Charleston, SC	1	75.9%	69.1%	9.8%	$121.63	$111.79	8.8%	$92.30	$77.21	19.5%	0.3%
Baltimore, MD	1	64.9%	55.7%	16.5%	$137.96	$128.35	7.5%	$89.49	$71.50	25.2%	0.3%
Raleigh/Durham/Chapel Hill, NC	1	71.1%	68.6%	3.6%	$121.74	$98.20	24.0%	$86.58	$67.35	28.6%	0.3%
Utah Area	1	70.1%	67.4%	4.0%	$128.12	$119.24	7.4%	$89.79	$80.34	11.8%	0.2%
San Antonio, TX	1	83.9%	83.6%	0.4%	$101.65	$92.34	10.1%	$85.28	$77.17	10.5%	0.2%
Texas East	1	84.6%	85.7%	(1.3%)	$112.85	$103.01	9.6%	$95.44	$88.25	8.1%	0.2%
Cincinnati, OH	1	65.1%	55.1%	18.1%	$120.54	$111.14	8.5%	$78.44	$61.27	28.0%	0.2%
Charlotte, NC	1	74.3%	69.5%	6.9%	$96.39	$81.40	18.4%	$71.61	$56.58	26.6%	0.2%
Chattanooga, TN	1	76.3%	82.4%	(7.4%)	$125.48	$119.22	5.3%	$95.70	$98.26	(2.6%)	0.1%
Mobile, AL	1	63.7%	65.5%	(2.7%)	$117.05	$108.94	7.4%	$74.60	$71.35	4.6%	0.1%
Minnesota	1	65.3%	61.0%	7.0%	$105.39	$98.42	7.1%	$68.83	$60.09	14.5%	0.1%
Kansas	1	61.1%	61.9%	(1.3%)	$103.14	$84.97	21.4%	$63.00	$52.60	19.8%	0.1%
Indianapolis, IN	1	56.4%	59.8%	(5.7%)	$124.25	$108.79	14.2%	$70.14	$65.11	7.7%	0.1%
All Other Markets	121	71.6%	65.1%	10.0%	$139.64	$118.64	17.7%	$100.02	$77.22	29.5%	43.9%

Total Portfolio	220	72.6%	66.1%	9.8%	$149.56	$125.52	19.2%	$108.60	$82.99	30.9%	100.0%
Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution

Page | 24

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2019

Year Ended December 31

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022
Top 20 Markets
San Diego, CA	7	75.0%	78.9%	(4.9%)	$178.93	$155.45	15.1%	$134.14	$122.62	9.4%	5.7%
Los Angeles, CA	8	82.8%	88.1%	(6.0%)	$180.58	$176.57	2.3%	$149.56	$155.49	(3.8%)	5.6%
Phoenix, AZ	10	74.4%	74.1%	0.4%	$143.19	$130.27	9.9%	$106.56	$96.59	10.3%	4.9%
Orange County, CA	6	76.1%	83.3%	(8.6%)	$164.10	$146.59	11.9%	$124.91	$122.18	2.2%	3.7%
Portland, ME	3	72.1%	73.6%	(2.0%)	$226.17	$200.51	12.8%	$163.07	$147.67	10.4%	3.7%
Nashville, TN	5	78.7%	83.6%	(5.9%)	$164.51	$165.13	(0.4%)	$129.50	$137.99	(6.2%)	3.1%
Fort Worth/Arlington, TX	6	78.1%	77.9%	0.3%	$149.15	$141.11	5.7%	$116.44	$109.97	5.9%	3.0%
Seattle, WA	3	77.1%	84.1%	(8.3%)	$187.33	$190.01	(1.4%)	$144.51	$159.87	(9.6%)	2.9%
Melbourne, FL	3	84.4%	91.7%	(8.0%)	$174.19	$158.19	10.1%	$146.96	$145.04	1.3%	2.3%
Alaska	2	88.9%	84.7%	5.0%	$215.48	$196.16	9.8%	$191.50	$166.22	15.2%	2.3%
Chicago, IL	7	64.1%	74.3%	(13.7%)	$134.08	$130.18	3.0%	$85.92	$96.70	(11.1%)	2.3%
Richmond/Petersburg, VA	3	65.2%	70.9%	(8.0%)	$177.67	$156.38	13.6%	$115.82	$110.84	4.5%	2.2%
Omaha, NE	4	64.6%	76.9%	(16.0%)	$140.40	$124.75	12.5%	$90.63	$95.93	(5.5%)	2.1%
Norfolk/Virginia Beach, VA	4	74.5%	76.2%	(2.2%)	$170.59	$148.59	14.8%	$127.16	$113.20	12.3%	2.1%
North Carolina East	4	70.7%	80.1%	(11.7%)	$151.30	$131.39	15.2%	$106.94	$105.19	1.7%	2.0%
Austin, TX	7	72.5%	73.0%	(0.7%)	$125.77	$121.21	3.8%	$91.19	$88.45	3.1%	2.0%
Miami, FL	3	81.8%	84.4%	(3.1%)	$155.42	$135.50	14.7%	$127.14	$114.37	11.2%	1.6%
Florida Panhandle	5	68.1%	78.9%	(13.7%)	$144.31	$150.67	(4.2%)	$98.34	$118.87	(17.3%)	1.6%
Dallas, TX	5	66.7%	73.9%	(9.7%)	$128.48	$124.93	2.8%	$85.76	$92.32	(7.1%)	1.5%
Washington, DC	4	70.1%	78.1%	(10.2%)	$132.38	$131.46	0.7%	$92.80	$102.69	(9.6%)	1.5%
Top 20 Markets	99	73.7%	78.6%	(6.2%)	$159.84	$148.03	8.0%	$117.73	$116.33	1.2%	56.1%

All Other Markets
Denver, CO	3	71.4%	77.9%	(8.3%)	$146.78	$152.50	(3.8%)	$104.78	$118.74	(11.8%)	1.5%
Memphis, TN	2	66.6%	77.4%	(14.0%)	$199.14	$184.05	8.2%	$132.53	$142.42	(6.9%)	1.4%
Oklahoma City, OK	4	65.9%	73.9%	(10.8%)	$137.53	$132.56	3.7%	$90.59	$97.95	(7.5%)	1.4%
Alabama North	4	81.3%	81.6%	(0.4%)	$128.51	$115.10	11.7%	$104.44	$93.88	11.2%	1.3%
Birmingham, AL	4	71.6%	77.7%	(7.9%)	$142.67	$122.90	16.1%	$102.17	$95.49	7.0%	1.3%
Orlando, FL	3	74.4%	81.4%	(8.6%)	$124.79	$114.68	8.8%	$92.85	$93.31	(0.5%)	1.2%
Alabama South	4	72.1%	72.2%	(0.1%)	$124.70	$123.62	0.9%	$89.86	$89.30	0.6%	1.2%
Pittsburgh, PA	2	59.8%	64.9%	(7.9%)	$173.15	$142.75	21.3%	$103.63	$92.70	11.8%	1.1%
Fort Lauderdale, FL	2	82.5%	87.8%	(6.0%)	$143.94	$137.52	4.7%	$118.68	$120.70	(1.7%)	1.1%
Atlanta, GA	3	67.9%	70.8%	(4.1%)	$155.40	$158.02	(1.7%)	$105.48	$111.82	(5.7%)	1.1%
Boston, MA	3	73.3%	73.0%	0.4%	$147.28	$137.09	7.4%	$108.03	$100.14	7.9%	1.1%
Syracuse, NY	2	77.0%	68.4%	12.6%	$162.87	$150.03	8.6%	$125.44	$102.64	22.2%	1.0%
Kansas City, MO	4	71.5%	76.3%	(6.3%)	$120.51	$120.35	0.1%	$86.15	$91.87	(6.2%)	1.0%
Saint Louis, MO	2	65.1%	76.9%	(15.3%)	$165.26	$144.64	14.3%	$107.52	$111.28	(3.4%)	1.0%
Tucson, AZ	3	80.0%	80.4%	(0.5%)	$110.97	$110.05	0.8%	$88.83	$88.45	0.4%	1.0%
Newark, NJ	2	77.1%	80.1%	(3.7%)	$162.59	$150.23	8.2%	$125.44	$120.28	4.3%	1.0%
Houston, TX	6	60.5%	63.1%	(4.1%)	$106.48	$117.60	(9.5%)	$64.38	$74.21	(13.2%)	0.9%
Indiana North	3	61.7%	67.1%	(8.0%)	$147.05	$134.32	9.5%	$90.73	$90.19	0.6%	0.9%
Knoxville, TN	3	76.5%	77.7%	(1.5%)	$118.39	$110.96	6.7%	$90.61	$86.18	5.1%	0.9%
Philadelphia, PA	3	65.7%	71.7%	(8.4%)	$132.32	$141.62	(6.6%)	$86.90	$101.56	(14.4%)	0.9%
Portland, OR	1	62.8%	83.4%	(24.7%)	$167.55	$179.59	(6.7%)	$105.15	$149.84	(29.8%)	0.9%
Salt Lake City/Ogden, UT	2	75.8%	76.2%	(0.5%)	$126.80	$122.01	3.9%	$96.10	$92.98	3.4%	0.9%
Idaho	1	74.8%	81.1%	(7.8%)	$171.24	$151.65	12.9%	$128.06	$123.00	4.1%	0.8%
Columbia, SC	2	80.2%	81.3%	(1.4%)	$121.34	$114.92	5.6%	$97.33	$93.44	4.2%	0.8%
Madison, WI	1	64.0%			$180.21			$115.25			0.8%
Louisville, KY	1	72.9%	73.4%	(0.7%)	$159.98	$159.37	0.4%	$116.55	$116.91	(0.3%)	0.7%
Virginia Area	1	76.5%	65.9%	16.1%	$163.18	$164.81	(1.0%)	$124.79	$108.60	14.9%	0.7%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 25

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Market Compared to 2019

Year Ended December 31

(Unaudited)

All Other Markets (continued)		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022
Louisiana South	2	69.0%	69.6%	(0.9%)	$124.11	$112.75	10.1%	$85.62	$78.48	9.1%	0.7%
New Orleans, LA	1	58.9%	76.9%	(23.4%)	$210.89	$178.16	18.4%	$124.29	$136.92	(9.2%)	0.7%
Long Island, NY	1	82.0%	82.8%	(1.0%)	$160.07	$153.11	4.5%	$131.20	$126.70	3.6%	0.7%
Tampa, FL	1	84.8%	85.3%	(0.6%)	$176.99	$148.10	19.5%	$150.13	$126.29	18.9%	0.7%
Arkansas Area	2	72.0%	75.4%	(4.5%)	$120.96	$122.08	(0.9%)	$87.12	$92.08	(5.4%)	0.6%
San Jose/Santa Cruz, CA	1	82.6%	86.4%	(4.4%)	$176.33	$234.47	(24.8%)	$145.66	$202.48	(28.1%)	0.6%
California South/Central	2	77.9%	85.7%	(9.1%)	$154.09	$146.00	5.5%	$120.02	$125.17	(4.1%)	0.6%
Jacksonville, FL	2	82.8%	75.6%	9.5%	$122.82	$120.40	2.0%	$101.65	$91.00	11.7%	0.6%
Inland Empire, CA	1	80.7%	86.6%	(6.8%)	$187.91	$169.58	10.8%	$151.60	$146.88	3.2%	0.6%
Florida Central	2	77.1%	74.8%	3.1%	$136.19	$118.98	14.5%	$104.97	$89.02	17.9%	0.6%
Iowa Area	3	69.2%	76.0%	(8.9%)	$117.20	$111.78	4.8%	$81.13	$84.95	(4.5%)	0.5%
Sacramento, CA	1	75.2%	89.4%	(15.9%)	$161.59	$158.46	2.0%	$121.51	$141.69	(14.2%)	0.5%
Minneapolis, MN	2	62.7%	76.0%	(17.5%)	$144.30	$136.46	5.7%	$90.45	$103.67	(12.8%)	0.5%
Texas West	1	94.8%	90.6%	4.6%	$119.17	$115.59	3.1%	$113.03	$104.77	7.9%	0.5%
Greensboro/Winston Salem, NC	2	68.3%	76.4%	(10.6%)	$123.53	$116.69	5.9%	$84.38	$89.21	(5.4%)	0.5%
Savannah, GA	1	84.6%	87.0%	(2.8%)	$151.63	$126.19	20.2%	$128.33	$109.80	16.9%	0.5%
Palm Beach , FL	1	67.5%	80.5%	(16.1%)	$145.78	$120.51	21.0%	$98.47	$97.04	1.5%	0.5%
Macon/Warner Robins, GA	1	79.8%	82.3%	(3.0%)	$139.38	$134.23	3.8%	$111.19	$110.47	0.7%	0.4%
Greenville/Spartanburg, SC	1	73.9%	56.5%	30.8%	$160.05	$141.78	12.9%	$118.27	$80.12	47.6%	0.4%
Detroit, MI	1	66.4%	65.8%	0.9%	$136.07	$135.90	0.1%	$90.38	$89.43	1.1%	0.4%
South Carolina Area	1	73.8%	78.3%	(5.7%)	$165.82	$131.28	26.3%	$122.34	$102.82	19.0%	0.4%
Mississippi	2	72.0%	67.3%	7.0%	$115.88	$100.38	15.4%	$83.38	$67.52	23.5%	0.4%
Colorado Springs, CO	1	71.1%	78.4%	(9.3%)	$156.27	$143.17	9.1%	$111.14	$112.27	(1.0%)	0.4%
Bergen/Passaic, NJ	1	92.4%	83.8%	10.3%	$124.63	$139.85	(10.9%)	$115.14	$117.20	(1.8%)	0.4%
Central New Jersey	1	63.4%	73.5%	(13.7%)	$123.32	$132.52	(6.9%)	$78.19	$97.39	(19.7%)	0.3%
New York, NY	1	76.4%	94.4%	(19.1%)	$219.91	$260.56	(15.6%)	$168.05	$246.05	(31.7%)	0.3%
Ohio Area	1	74.9%	72.1%	3.9%	$121.18	$117.63	3.0%	$90.78	$84.81	7.0%	0.3%
Charleston, SC	1	75.9%	76.2%	(0.4%)	$121.63	$119.75	1.6%	$92.30	$91.21	1.2%	0.3%
Baltimore, MD	1	64.9%	65.8%	(1.4%)	$137.96	$120.44	14.5%	$89.49	$79.22	13.0%	0.3%
Raleigh/Durham/Chapel Hill, NC	1	71.1%	78.2%	(9.1%)	$121.74	$125.04	(2.6%)	$86.58	$97.74	(11.4%)	0.3%
Utah Area	1	70.1%	69.1%	1.4%	$128.12	$112.34	14.0%	$89.79	$77.67	15.6%	0.2%
San Antonio, TX	1	83.9%	75.3%	11.4%	$101.65	$94.64	7.4%	$85.28	$71.29	19.6%	0.2%
Texas East	1	84.6%	78.1%	8.3%	$112.85	$94.98	18.8%	$95.44	$74.17	28.7%	0.2%
Cincinnati, OH	1	65.1%	71.2%	(8.6%)	$120.54	$118.72	1.5%	$78.44	$84.51	(7.2%)	0.2%
Charlotte, NC	1	74.3%	71.8%	3.5%	$96.39	$93.41	3.2%	$71.61	$67.06	6.8%	0.2%
Chattanooga, TN	1	76.3%	83.9%	(9.1%)	$125.48	$118.08	6.3%	$95.70	$99.11	(3.4%)	0.1%
Mobile, AL	1	63.7%	70.4%	(9.5%)	$117.05	$104.09	12.5%	$74.60	$73.24	1.9%	0.1%
Minnesota	1	65.3%	73.2%	(10.8%)	$105.39	$115.20	(8.5%)	$68.83	$84.37	(18.4%)	0.1%
Kansas	1	61.1%	71.5%	(14.5%)	$103.14	$98.65	4.6%	$63.00	$70.58	(10.7%)	0.1%
Indianapolis, IN	1	56.4%	67.0%	(15.8%)	$124.25	$118.89	4.5%	$70.14	$79.60	(11.9%)	0.1%
All Other Markets	121	71.6%	75.8%	(5.5%)	$139.64	$134.81	3.6%	$100.02	$102.15	(2.1%)	43.9%

Total Portfolio	220	72.6%	77.1%	(5.8%)	$149.56	$141.22	5.9%	$108.60	$108.90	(0.3%)	100.0%

Note: Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 26

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region Compared to 2021

Three Months Ended December 31

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022
STR Region
East North Central	15	62.0%	56.1%	10.5%	$142.75	$124.73	14.4%	$88.52	$70.00	26.5%	6.1%
East South Central	27	70.4%	68.9%	2.2%	$145.34	$133.83	8.6%	$102.32	$92.18	11.0%	11.0%
Middle Atlantic	13	72.1%	66.9%	7.8%	$170.38	$141.82	20.1%	$122.87	$94.91	29.5%	7.2%
Mountain	21	74.8%	70.8%	5.6%	$137.40	$120.12	14.4%	$102.72	$85.04	20.8%	10.3%
New England	6	70.6%	69.0%	2.3%	$179.97	$164.64	9.3%	$127.08	$113.64	11.8%	4.4%
Pacific	32	73.3%	71.7%	2.2%	$171.37	$149.99	14.3%	$125.58	$107.52	16.8%	21.3%
South Atlantic	53	70.4%	69.4%	1.4%	$143.61	$128.07	12.1%	$101.09	$88.87	13.8%	22.4%
West North Central	17	61.4%	59.8%	2.7%	$126.25	$116.43	8.4%	$77.47	$69.68	11.2%	4.2%
West South Central	36	68.5%	65.7%	4.3%	$131.00	$120.52	8.7%	$89.71	$79.19	13.3%	13.1%

Total Portfolio	220	69.8%	67.3%	3.7%	$147.45	$131.39	12.2%	$102.87	$88.48	16.3%	100.0%

Note: Region categorization based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region Compared to 2019

Three Months Ended December 31

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022
STR Region
East North Central	15	62.0%	67.6%	(8.3%)	$142.75	$128.96	10.7%	$88.52	$87.23	1.5%	6.1%
East South Central	27	70.4%	74.1%	(5.0%)	$145.34	$136.08	6.8%	$102.32	$100.78	1.5%	11.0%
Middle Atlantic	13	72.1%	73.9%	(2.4%)	$170.38	$168.10	1.4%	$122.87	$124.26	(1.1%)	7.2%
Mountain	21	74.8%	72.2%	3.6%	$137.40	$124.87	10.0%	$102.72	$90.18	13.9%	10.3%
New England	6	70.6%	74.0%	(4.6%)	$179.97	$165.32	8.9%	$127.08	$122.34	3.9%	4.4%
Pacific	32	73.3%	79.7%	(8.0%)	$171.37	$153.82	11.4%	$125.58	$122.52	2.5%	21.3%
South Atlantic	53	70.4%	73.1%	(3.7%)	$143.61	$126.29	13.7%	$101.09	$92.38	9.4%	22.4%
West North Central	17	61.4%	68.6%	(10.5%)	$126.25	$118.15	6.9%	$77.47	$81.05	(4.4%)	4.2%
West South Central	36	68.5%	70.3%	(2.6%)	$131.00	$122.74	6.7%	$89.71	$86.35	3.9%	13.1%

Total Portfolio	220	69.8%	73.1%	(4.5%)	$147.45	$134.82	9.4%	$102.87	$98.55	4.4%	100.0%

Note: Region categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 27

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region Compared to 2021

Year Ended December 31

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022
STR Region
East North Central	15	64.1%	53.1%	20.7%	$137.53	$114.20	20.4%	$88.22	$60.59	45.6%	5.0%
East South Central	27	74.5%	67.4%	10.5%	$144.37	$125.21	15.3%	$107.55	$84.36	27.5%	10.6%
Middle Atlantic	13	72.0%	61.2%	17.6%	$158.60	$128.95	23.0%	$114.14	$78.93	44.6%	5.7%
Mountain	21	74.5%	66.7%	11.7%	$139.40	$111.84	24.6%	$103.89	$74.62	39.2%	9.6%
New England	6	72.6%	66.8%	8.7%	$195.00	$172.72	12.9%	$141.55	$115.45	22.6%	4.8%
Pacific	32	77.9%	72.4%	7.6%	$178.42	$144.82	23.2%	$138.97	$104.81	32.6%	23.4%
South Atlantic	53	74.1%	68.6%	8.0%	$147.88	$126.78	16.6%	$109.52	$87.03	25.8%	23.8%
West North Central	17	66.4%	59.0%	12.5%	$133.23	$115.62	15.2%	$88.43	$68.21	29.6%	5.3%
West South Central	36	70.0%	66.3%	5.6%	$129.94	$110.48	17.6%	$90.99	$73.28	24.2%	11.8%

Total Portfolio	220	72.6%	66.1%	9.8%	$149.56	$125.52	19.2%	$108.60	$82.99	30.9%	100.0%

Note: Region categorization based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region Compared to 2019

Year Ended December 31

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022
STR Region
East North Central	15	64.1%	71.8%	(10.7%)	$137.53	$129.11	6.5%	$88.22	$92.67	(4.8%)	5.0%
East South Central	27	74.5%	77.9%	(4.4%)	$144.37	$137.05	5.3%	$107.55	$106.74	0.8%	10.6%
Middle Atlantic	13	72.0%	76.3%	(5.6%)	$158.60	$162.03	(2.1%)	$114.14	$123.56	(7.6%)	5.7%
Mountain	21	74.5%	76.3%	(2.4%)	$139.40	$131.79	5.8%	$103.89	$100.58	3.3%	9.6%
New England	6	72.6%	73.4%	(1.1%)	$195.00	$170.18	14.6%	$141.55	$124.84	13.4%	4.8%
Pacific	32	77.9%	83.9%	(7.2%)	$178.42	$168.72	5.7%	$138.97	$141.52	(1.8%)	23.4%
South Atlantic	53	74.1%	77.7%	(4.6%)	$147.88	$135.65	9.0%	$109.52	$105.43	3.9%	23.8%
West North Central	17	66.4%	76.1%	(12.7%)	$133.23	$124.91	6.7%	$88.43	$95.08	(7.0%)	5.3%
West South Central	36	70.0%	73.0%	(4.1%)	$129.94	$126.54	2.7%	$90.99	$92.38	(1.5%)	11.8%

Total Portfolio	220	72.6%	77.1%	(5.8%)	$149.56	$141.22	5.9%	$108.60	$108.90	(0.3%)	100.0%

Note: Region categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 28

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale Compared to 2021

Three Months Ended December 31

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022
Upscale
AC Hotels	3	70.4%	61.9%	13.7%	$183.79	$185.27	(0.8%)	$129.34	$114.70	12.8%	3.1%
Aloft	1	68.3%	50.6%	35.0%	$204.99	$197.01	4.1%	$139.93	$99.75	40.3%	0.9%
Courtyard	33	65.3%	65.3%	0.0%	$146.59	$127.78	14.7%	$95.67	$83.49	14.6%	15.1%
Hilton Garden Inn	40	67.9%	60.5%	12.2%	$144.37	$132.06	9.3%	$97.98	$79.85	22.7%	18.3%
Homewood Suites	30	76.5%	78.8%	(2.9%)	$144.76	$132.28	9.4%	$110.75	$104.21	6.3%	12.3%
Hyatt House	1	78.7%	78.6%	0.1%	$149.19	$122.69	21.6%	$117.34	$96.44	21.7%	0.5%
Hyatt Place	3	80.9%	71.2%	13.6%	$140.56	$129.39	8.6%	$113.66	$92.11	23.4%	1.5%
Residence Inn	29	73.1%	73.7%	(0.8%)	$154.65	$139.00	11.3%	$113.05	$102.41	10.4%	14.9%
SpringHill Suites	9	66.3%	65.7%	0.9%	$133.60	$114.75	16.4%	$88.56	$75.45	17.4%	3.4%
Upscale Total	149	70.0%	67.8%	3.2%	$147.59	$132.86	11.1%	$103.30	$90.10	14.7%	70.0%

Upper Midscale
Fairfield	10	67.8%	66.2%	2.4%	$130.09	$116.92	11.3%	$88.25	$77.35	14.1%	3.2%
Hampton	37	67.1%	63.0%	6.5%	$145.40	$130.52	11.4%	$97.60	$82.28	18.6%	14.4%
Home2 Suites	10	78.5%	76.3%	2.9%	$145.80	$129.20	12.8%	$114.50	$98.57	16.2%	4.9%
TownePlace Suites	9	71.0%	72.6%	(2.2%)	$115.33	$106.98	7.8%	$81.88	$77.67	5.4%	2.4%
Upper Midscale Total	66	69.3%	66.4%	4.4%	$139.77	$125.41	11.5%	$96.80	$83.30	16.2%	24.9%

Upper Upscale
Embassy Suites	2	87.2%	83.3%	4.7%	$190.27	$158.82	19.8%	$165.97	$132.28	25.5%	1.9%
Marriott	2	56.1%	56.1%	0.0%	$164.20	$132.10	24.3%	$92.19	$74.07	24.5%	1.7%
Upper Upscale Total	4	66.6%	65.3%	2.0%	$175.73	$143.62	22.4%	$117.13	$93.74	25.0%	3.6%

Independents
Independents	1	82.3%	68.6%	20.0%	$289.25	$171.29	68.9%	$238.02	$117.57	102.4%	1.5%
Independents Total	1	82.3%	68.6%	20.0%	$289.25	$171.29	68.9%	$238.02	$117.57	102.4%	1.5%

Total Portfolio	220	69.8%	67.3%	3.7%	$147.45	$131.39	12.2%	$102.87	$88.48	16.3%	100.0%
Note: Chain scale categorization based on STR designation.

Page | 29

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale Compared to 2019

Three Months Ended December 31

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022
Upscale
AC Hotels	3	70.4%	70.2%	0.3%	$183.79	$185.91	(1.1%)	$129.34	$130.57	(0.9%)	3.1%
Aloft	1	68.3%			$204.99			$139.93			0.9%
Courtyard	33	65.3%	68.8%	(5.1%)	$146.59	$132.78	10.4%	$95.67	$91.36	4.7%	15.1%
Hilton Garden Inn	40	67.9%	71.7%	(5.3%)	$144.37	$132.64	8.8%	$97.98	$95.14	3.0%	18.3%
Homewood Suites	30	76.5%	78.5%	(2.5%)	$144.76	$135.85	6.6%	$110.75	$106.62	3.9%	12.3%
Hyatt House	1	78.7%			$149.19			$117.34			0.5%
Hyatt Place	3	80.9%	75.0%	7.9%	$140.56	$118.65	18.5%	$113.66	$89.00	27.7%	1.5%
Residence Inn	29	73.1%	76.3%	(4.2%)	$154.65	$142.34	8.6%	$113.05	$108.56	4.1%	14.9%
SpringHill Suites	9	66.3%	74.2%	(10.6%)	$133.60	$125.31	6.6%	$88.56	$92.99	(4.8%)	3.4%
Upscale Total	149	70.0%	73.2%	(4.4%)	$147.59	$135.75	8.7%	$103.30	$99.43	3.9%	70.0%

Upper Midscale
Fairfield	10	67.8%	72.2%	(6.1%)	$130.09	$117.94	10.3%	$88.25	$85.20	3.6%	3.2%
Hampton	37	67.1%	72.7%	(7.7%)	$145.40	$130.78	11.2%	$97.60	$95.02	2.7%	14.4%
Home2 Suites	10	78.5%	74.6%	5.2%	$145.80	$126.81	15.0%	$114.50	$94.60	21.0%	4.9%
TownePlace Suites	9	71.0%	75.9%	(6.5%)	$115.33	$106.33	8.5%	$81.88	$80.73	1.4%	2.4%
Upper Midscale Total	66	69.3%	73.2%	(5.3%)	$139.77	$125.39	11.5%	$96.80	$91.82	5.4%	24.9%

Upper Upscale
Embassy Suites	2	87.2%	79.8%	9.3%	$190.27	$155.43	22.4%	$165.97	$124.05	33.8%	1.9%
Marriott	2	56.1%	55.5%	1.1%	$164.20	$143.62	14.3%	$92.19	$79.67	15.7%	1.7%
Upper Upscale Total	4	66.6%	63.7%	4.6%	$175.73	$148.64	18.2%	$117.13	$94.72	23.7%	3.6%

Independents
Independents	1	82.3%	97.0%	(15.2%)	$289.25	$303.79	(4.8%)	$238.02	$294.55	(19.2%)	1.5%
Independents Total	1	82.3%	97.0%	(15.2%)	$289.25	$303.79	(4.8%)	$238.02	$294.55	(19.2%)	1.5%

Total Portfolio	220	69.8%	73.1%	(4.5%)	$147.45	$134.82	9.4%	$102.87	$98.55	4.4%	100.0%

Note: Chain scale categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 30

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale Compared to 2021

Year Ended December 31

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022
Upscale
AC Hotels	3	72.3%	56.1%	28.9%	$203.93	$189.54	7.6%	$147.42	$106.27	38.7%	3.1%
Aloft	1	65.6%	49.5%	32.5%	$221.17	$201.76	9.6%	$145.17	$99.83	45.4%	0.9%
Courtyard	33	69.6%	61.9%	12.4%	$154.24	$129.11	19.5%	$107.40	$79.88	34.5%	17.2%
Hilton Garden Inn	40	70.0%	59.4%	17.8%	$145.89	$123.43	18.2%	$102.08	$73.27	39.3%	17.7%
Homewood Suites	30	80.1%	78.3%	2.3%	$143.43	$122.10	17.5%	$114.90	$95.63	20.2%	12.2%
Hyatt House	1	72.9%	63.0%	15.7%	$143.63	$111.01	29.4%	$104.73	$69.95	49.7%	0.3%
Hyatt Place	3	75.0%	64.0%	17.2%	$139.89	$118.43	18.1%	$104.98	$75.77	38.6%	1.1%
Residence Inn	29	77.8%	75.2%	3.5%	$156.55	$135.48	15.6%	$121.85	$101.83	19.7%	15.2%
SpringHill Suites	9	68.6%	65.9%	4.1%	$134.31	$105.24	27.6%	$92.16	$69.37	32.9%	3.3%
Upscale Total	149	73.1%	66.6%	9.8%	$150.44	$127.06	18.4%	$110.03	$84.63	30.0%	71.0%

Upper Midscale
Fairfield	10	67.9%	64.1%	5.9%	$127.37	$104.16	22.3%	$86.44	$66.82	29.4%	2.9%
Hampton	37	69.7%	61.7%	13.0%	$148.55	$124.27	19.5%	$103.55	$76.69	35.0%	14.7%
Home2 Suites	10	81.5%	77.7%	4.9%	$151.40	$124.92	21.2%	$123.38	$97.06	27.1%	5.2%
TownePlace Suites	9	77.7%	76.4%	1.7%	$118.05	$105.69	11.7%	$91.77	$80.73	13.7%	2.8%
Upper Midscale Total	66	72.0%	65.9%	9.3%	$142.34	$119.07	19.5%	$102.46	$78.52	30.5%	25.6%

Upper Upscale
Embassy Suites	2	88.3%	82.9%	6.5%	$206.61	$176.77	16.9%	$182.37	$146.53	24.5%	2.0%
Marriott	2	55.0%	44.8%	22.8%	$158.95	$126.52	25.6%	$87.44	$56.72	54.2%	1.1%
Upper Upscale Total	4	66.2%	57.7%	14.7%	$180.41	$150.92	19.5%	$119.52	$87.07	37.3%	3.1%

Independents
Independents	1	76.4%	65.4%	16.8%	$219.91	$135.77	62.0%	$168.05	$88.74	89.4%	0.3%
Independents Total	1	76.4%	65.4%	16.8%	$219.91	$135.77	62.0%	$168.05	$88.74	89.4%	0.3%

Total Portfolio	220	72.6%	66.1%	9.8%	$149.56	$125.52	19.2%	$108.60	$82.99	30.9%	100.0%

Note: Chain scale categorization based on STR designation.

Page | 31

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale Compared to 2019

Year Ended December 31

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022
Upscale
AC Hotels	3	72.3%	69.0%	4.8%	$203.93	$182.62	11.7%	$147.42	$125.97	17.0%	3.1%
Aloft	1	65.6%			$221.17			$145.17			0.9%
Courtyard	33	69.6%	74.4%	(6.5%)	$154.24	$144.27	6.9%	$107.40	$107.35	0.0%	17.2%
Hilton Garden Inn	40	70.0%	76.6%	(8.6%)	$145.89	$137.54	6.1%	$102.08	$105.33	(3.1%)	17.7%
Homewood Suites	30	80.1%	82.1%	(2.4%)	$143.43	$140.35	2.2%	$114.90	$115.28	(0.3%)	12.2%
Hyatt House	1	72.9%			$143.63			$104.73			0.3%
Hyatt Place	3	75.0%	66.9%	12.1%	$139.89	$120.97	15.6%	$104.98	$80.87	29.8%	1.1%
Residence Inn	29	77.8%	79.2%	(1.8%)	$156.55	$150.52	4.0%	$121.85	$119.24	2.2%	15.2%
SpringHill Suites	9	68.6%	77.8%	(11.8%)	$134.31	$127.40	5.4%	$92.16	$99.14	(7.0%)	3.3%
Upscale Total	149	73.1%	77.3%	(5.4%)	$150.44	$142.28	5.7%	$110.03	$109.98	0.0%	71.0%

Upper Midscale
Fairfield	10	67.9%	74.3%	(8.6%)	$127.37	$118.45	7.5%	$86.44	$88.07	(1.9%)	2.9%
Hampton	37	69.7%	76.6%	(9.0%)	$148.55	$138.23	7.5%	$103.55	$105.93	(2.2%)	14.7%
Home2 Suites	10	81.5%	80.7%	1.0%	$151.40	$136.82	10.7%	$123.38	$110.45	11.7%	5.2%
TownePlace Suites	9	77.7%	78.2%	(0.6%)	$118.05	$115.71	2.0%	$91.77	$90.52	1.4%	2.8%
Upper Midscale Total	66	72.0%	77.0%	(6.5%)	$142.34	$132.48	7.4%	$102.46	$101.99	0.5%	25.6%

Upper Upscale
Embassy Suites	2	88.3%	86.4%	2.2%	$206.61	$186.72	10.7%	$182.37	$161.34	13.0%	2.0%
Marriott	2	55.0%	62.3%	(11.7%)	$158.95	$147.53	7.7%	$87.44	$91.96	(4.9%)	1.1%
Upper Upscale Total	4	66.2%	70.5%	(6.1%)	$180.41	$163.82	10.1%	$119.52	$115.48	3.5%	3.1%

Independents
Independents	1	76.4%	94.4%	(19.1%)	$219.91	$260.56	(15.6%)	$168.05	$246.05	(31.7%)	0.3%
Independents Total	1	76.4%	94.4%	(19.1%)	$219.91	$260.56	(15.6%)	$168.05	$246.05	(31.7%)	0.3%

Total Portfolio	220	72.6%	77.1%	(5.8%)	$149.56	$141.22	5.9%	$108.60	$108.90	(0.3%)	100.0%

Note: Chain scale categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 32

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location Compared to 2021

Three Months Ended December 31

(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022	Q4 2021	% Change	Q4 2022
STR Location
Airport	18	78.0%	74.0%	5.4%	$136.19	$118.79	14.6%	$106.17	$87.85	20.9%	8.1%
Interstate	4	67.5%	62.3%	8.3%	$111.70	$112.01	(0.3%)	$75.35	$69.84	7.9%	0.8%
Resort	11	69.7%	65.3%	6.7%	$145.13	$132.60	9.4%	$101.17	$86.63	16.8%	4.9%
Small Metro/Town	11	75.7%	73.1%	3.6%	$133.45	$115.32	15.7%	$101.08	$84.26	20.0%	4.9%
Suburban	125	69.6%	69.0%	0.9%	$141.13	$126.61	11.5%	$98.23	$87.31	12.5%	47.7%
Urban	51	66.8%	62.0%	7.7%	$169.27	$150.09	12.8%	$113.13	$93.10	21.5%	33.6%

Total Portfolio	220	69.8%	67.3%	3.7%	$147.45	$131.39	12.2%	$102.87	$88.48	16.3%	100.0%

Note: Location categorization based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location Compared to 2019

Three Months Ended December 31

(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022	Q4 2019	% Change	Q4 2022
STR Location
Airport	18	78.0%	76.7%	1.7%	$136.19	$124.06	9.8%	$106.17	$95.10	11.6%	8.1%
Interstate	4	67.5%	71.6%	(5.7%)	$111.70	$103.15	8.3%	$75.35	$73.83	2.1%	0.8%
Resort	11	69.7%	77.1%	(9.6%)	$145.13	$127.80	13.6%	$101.17	$98.51	2.7%	4.9%
Small Metro/Town	11	75.7%	73.1%	3.6%	$133.45	$115.73	15.3%	$101.08	$84.65	19.4%	4.9%
Suburban	125	69.6%	72.5%	(4.0%)	$141.13	$129.29	9.2%	$98.23	$93.80	4.7%	47.7%
Urban	51	66.8%	72.6%	(8.0%)	$169.27	$155.58	8.8%	$113.13	$113.00	0.1%	33.6%

Total Portfolio	220	69.8%	73.1%	(4.5%)	$147.45	$134.82	9.4%	$102.87	$98.55	4.4%	100.0%

Note: Location categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

Page | 33

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location Compared to 2021

Year Ended December 31

(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022	YTD 2021	% Change	YTD 2022
STR Location
Airport	18	78.1%	71.8%	8.8%	$135.33	$111.74	21.1%	$105.73	$80.28	31.7%	7.1%
Interstate	4	68.1%	61.7%	10.4%	$114.96	$106.81	7.6%	$78.23	$65.87	18.8%	0.9%
Resort	11	72.8%	65.2%	11.7%	$165.40	$146.57	12.8%	$120.34	$95.57	25.9%	6.3%
Small Metro/Town	11	76.2%	71.1%	7.2%	$127.78	$106.56	19.9%	$97.40	$75.78	28.5%	4.2%
Suburban	125	73.1%	68.3%	7.0%	$142.67	$121.34	17.6%	$104.26	$82.83	25.9%	49.0%
Urban	51	69.7%	59.8%	16.6%	$170.88	$140.19	21.9%	$119.17	$83.83	42.2%	32.5%

Total Portfolio	220	72.6%	66.1%	9.8%	$149.56	$125.52	19.2%	$108.60	$82.99	30.9%	100.0%

Note: Location categorization based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location Compared to 2019

Year Ended December 31

(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022	YTD 2019	% Change	YTD 2022
STR Location
Airport	18	78.1%	79.9%	(2.3%)	$135.33	$129.02	4.9%	$105.73	$103.09	2.6%	7.1%
Interstate	4	68.1%	74.0%	(8.0%)	$114.96	$103.34	11.2%	$78.23	$76.46	2.3%	0.9%
Resort	11	72.8%	81.5%	(10.7%)	$165.40	$146.42	13.0%	$120.34	$119.39	0.8%	6.3%
Small Metro/Town	11	76.2%	77.1%	(1.2%)	$127.78	$119.87	6.6%	$97.40	$92.36	5.5%	4.2%
Suburban	125	73.1%	76.8%	(4.8%)	$142.67	$136.22	4.7%	$104.26	$104.67	(0.4%)	49.0%
Urban	51	69.7%	76.3%	(8.7%)	$170.88	$159.82	6.9%	$119.17	$122.00	(2.3%)	32.5%

Total Portfolio	220	72.6%	77.1%	(5.8%)	$149.56	$141.22	5.9%	$108.60	$108.90	(0.3%)	100.0%

Note: Location categorization based on STR designation. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations.

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